UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-21539
                                                    ----------------------------

          FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND II
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                              1001 Warrenville Road
                                    Suite 300
                                 LISLE, IL 60532
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                W. Scott Jardine
                           First Trust Portfolios L.P.
                              1001 Warrenville Road
                                    Suite 300
                                 LISLE, IL 60532
--------------------------------------------------------------------------------
                     (Name and address of agent for service)

        registrant's telephone number, including area code: 630-241-4141
                                                           -------------

                         Date of fiscal year end: MAY 31
                                                 -------

                     Date of reporting period: MAY 31, 2005
                                              -------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.


--------------------------------------------------------------------------------
                  FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE
                                 INCOME FUND II
                                  ANNUAL REPORT
                         FOR THE YEAR ENDED MAY 31, 2005
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------

          FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND II
                                  MAY 31, 2005

Shareholder Letter ........................................................    1

Portfolio Commentary ......................................................    2

Portfolio Components ......................................................    4

Portfolio of Investments ..................................................    5

Statement of Assets and Liabilities .......................................   15

Statement of Operations ...................................................   16

Statements of Changes in Net Assets .......................................   17

Statement of Cash Flows ...................................................   18

Financial Highlights ......................................................   19

Notes to Financial Statements .............................................   20

Report of Independent Registered Public Accounting Firm ...................   25

Additional Information ....................................................   26
    Dividend Reinvestment Plan
    Proxy Voting Policies and Procedures
    Portfolio Holdings
    Submission of Matters to a Vote of Shareholders
    NYSE Certification Information

Management ................................................................   28

                             HOW TO READ THIS REPORT

This report contains information that can help you evaluate your investment. It includes details about the First Trust/Four Corners Senior Floating Rate Income Fund II (the "Fund") and presents data and analysis that provide insight into the Fund's performance and investment approach.

By reading the letter from the Fund's President, James A. Bowen, together with the portfolio commentary by Michael P. McAdams and Robert I. Bernstein of Four Corners Capital Management, LLC, the Fund's sub-advisor, you will obtain an understanding of how the market environment affected its performance. The statistical information that follows can help you understand the Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by Mr. Bowen, First Trust Advisors L.P. personnel, Mr. McAdams and Mr. Bernstein, are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. Of course, the risks of investing in the Fund are spelled out in the prospectus.

--------------------------------------------------------------------------------
SHAREHOLDER LETTER
--------------------------------------------------------------------------------

       FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND II (FCT)
                                  ANNUAL REPORT
                                  MAY 31, 2005

Dear Shareholders:

The market price performance of the First Trust/Four Corners Senior Floating Rate Income Fund II (the "Fund"), as well as its peers, has confounded investors and investment professionals alike over the past year. Based on market price, the Fund's total return was -6.2% for the 12-month period ended May 31, 2005, yet its net asset value ("NAV") total return was 4.4%. In comparison, the benchmark Standard & Poor's/LSTA Leveraged Loan Index return over the same period was 4.4%. The Fund traded at a 5.5% discount to its NAV on May 31, 2005. Its current distribution rate closed out the fiscal year at 6.2%.

In theory, senior loans should garner greater attention from the investing public whenever the U.S. economy is in an expansion mode. Demand tends to pick up even more when short-term interest rates are on the rise. Senior loans are more speculative in nature than investment-grade securities, and as a result investors recognize a more favorable risk/reward tradeoff when short-term rates are rising, not only because of the floating rate component, which can boost income as the loans reset, but because such a trend is usually fueled by strong economic growth. The concern over credit quality also tends to lessen when the economy is expanding at a solid and sustainable pace.

What has many perplexed is the disparity in the performance of the market prices of senior loan closed-end funds, which have declined sharply from their highs posted in the first half of 2004, and the performance of the senior loans themselves, which have traded in a much narrower range. We believe that investor psychology in the closed-end fund marketplace has been influenced significantly by the relationship between short-term interest rates and intermediate-term interest rates. Normally, when short-term interest rates rise to the extent that they have since last June, it is common for intermediate-term rates to follow - at least to some degree. In the current economic expansion, that has simply not been the case. In fact, the yield on the 10-year T-Note actually declined since the Fed began tightening last June. Short-term rates have risen from 1.0% to 3.0%, yet the yield on the 10-year has declined from 4.6% to 4.0% from June 30, 2004, through May 31, 2005. Federal Reserve Chairman Alan Greenspan has come to characterize the flattening of the yield curve as a "conundrum."

Since the inception of the Fund, we have noticed that interest in FCT has picked up markedly whenever the yield on the 10-year T-Note has risen. The problem has been that these rate increases, which occurred in the first half of 2004 and the first quarter of 2005, were not sustained. In both cases the 10-year T-Note subsequently rallied, resulting in the selling of FCT shares.

It is our contention that the demand for shares of FCT is influenced by the slope of the yield curve. In May, the National Association for Business Economics announced that its panel of 50 forecasters sees the yield on the 10-year T-Note rising to 4.9% by the end of 2005. If correct, a move of that magnitude (about 90 basis points) has been more than enough to attract serious buying power in the past.

We continue to appreciate your interest in the Fund and encourage you to read the commentary section from Michael P. McAdams and Robert I. Bernstein, Co-Portfolio Managers.

Sincerely,


/s/ James A. Bowen

James A. Bowen
President of the First Trust/Four Corners Senior Floating Rate Income Fund II July 8, 2005

--------------------------------------------------------------------------------
A COMMENTARY ON THE FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND II
--------------------------------------------------------------------------------

OVERVIEW

The First Trust/Four Corners Senior Floating Rate Income Fund ("FCT" or the "Fund") posted a market share price total return of -6.2% for the year ended May 31, 2005 ("Fiscal 2005"). The Fund's NAV total return was 4.4% over the same period. During Fiscal 2005, the Fund declared dividends totaling $0.905 per share. Based on its most recent dividend, FCT paid a yield of 6.2% based on the Fund's share price, and 5.9% based on the Fund's NAV, as of May 31, 2005.

The following commentary reviews the economic and market environment in which the Fund invests, the Fund's investment strategy, portfolio composition and performance for the year ended May 31, 2005.

ECONOMIC AND MARKET ENVIRONMENT

Fiscal 2005 was generally marked by a favorable environment for senior floating-rate corporate loans ("Senior Loans"). The Fund benefited from trends that are favorable to both floating-rate and credit-focused investing. These trends include a growing U.S. economy, rising short-term interest rates, strict credit underwriting standards and low rates of corporate defaults. Gross Domestic Product ("GDP") growth averaged 3.7% during the last four quarters. Short-term interest rates were increased eight times by a total of 2.0% during the Fund's Fiscal 2005. Credit underwriting remains conservative as leverage and interest coverage multiples remain near historically tight levels. Senior Loan default rates are well below long-term moving averages at 1.5% as of the end of Fiscal 2005.

Reflecting strong economic fundamentals, the loan market as a whole recorded strong growth through Fiscal 2005. New Senior Loan issuance rose significantly, from $159 billion for the calendar year 2003 to $248 billion for calendar year 2004. Similarly, Senior Loan market liquidity, as measured by trading volume, grew nearly 10% year-over-year. Likewise, demand for Senior Loans was strong during the year. Investors perceived reduced levels of credit risk resulting from an improving economic environment with low levels of defaults and credit losses, and sought to benefit from the floating-rate nature of Senior Loans.

In rising interest rate environments such as we have seen during the last year, Senior Loans' income typically rises with a several month lag to actual Fed rate increases. However, credit spreads declined during the year, reflecting the strong demand for Senior Loans. This decline in credit spreads offset much of the increase in short-term rates. Notwithstanding the decline in credit spreads, the Fund still increased its dividend during the year and had low NAV volatility.

We remain comfortable that the credit standards of Senior Loans being underwritten today are well above the levels that contributed to the difficult default cycle of 2001-2003, and believe that the risk-adjusted returns of Senior Loans are still very favorable on an absolute basis and when compared with other asset classes.

INVESTMENT STRATEGY AND PORTFOLIO COMPOSITION

The investment strategy employed in managing the Fund is designed to be an "all weather" strategy focused on delivering long-term performance through risk minimization. Many managers of Senior Loan-based closed-end funds invest up to 20% or more of their portfolios in high yield bonds in order to boost yields. FCT is a "pure play" strategy that is generally prohibited from investing in high yield bonds, and focuses instead on Senior Loans. In some market environments, the Fund's pure play strategy will result in lower yields/returns than some other Senior Loan-based closed-end funds, but in the long run we believe it should result in lower NAV volatility and higher total NAV returns.

Our investment strategy focuses on thorough fundamental credit analysis, broad issuer and industry diversification, and a proactive sell discipline in order to minimize risk. The Fund's portfolio is generally more heavily weighted towards industry groups that we expect to exhibit lower earnings volatility, and which we expect to provide high recoveries to senior lenders in circumstances where earnings volatility does occur. We also tend to minimize exposure to those industries that are exposed to "crosscurrents" such as changing market demand, unmanageable costs, undue revenue pressures, or other technical factors. For example, the Fund has always had very little exposure to the automotive industry, which has performed poorly based on weak industry fundamentals as evidenced by the recent downgrades of General Motors and Ford debt.

The Fund is broadly diversified with over 160 positions across 39 industries. At May 31, 2005, the five largest individual borrower exposures in total represented 9.8% of the Fund's portfolio. The Fund also has the flexibility to invest up to 10% of the portfolio in Special Situation debt investments, which are typically investments in companies that are either in default or are experiencing financial difficulties. We view our ability to make these investments as opportunistic rather than obligatory, and given the growth and improvement in the economy during the year, we saw few value opportunities in this segment of the portfolio. On May 31, the portfolio included 2 Special Situation investments representing 2.7% of the Fund's portfolio.

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        A COMMENTARY ON THE FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE
                          INCOME FUND II - (CONTINUED)
--------------------------------------------------------------------------------

As mentioned in prior reports, the Fund is leveraged using both adjustable-rate Auction Market Preferred Shares and an asset-backed commercial paper conduit. The terms and conditions of the leverage program provide the Fund with the ability to borrow on a floating-rate basis. Since the income generated by the Fund's Senior Loan investment portfolio is also floating-rate, the Fund is less exposed to interest rate mismatch risk than a closed-end fund with a fixed rate investment portfolio, and investors will generally benefit from portfolio leverage regardless of the direction of short-term interest rates. At May 31, 2005, the portfolio leverage accounted for 37.5% of the Fund's total managed assets.

PERFORMANCE REVIEW

For Fiscal 2005, the Fund's total return on an NAV basis was 4.4%. This return was consistent with the benchmark (Standard & Poor's/LSTA Leveraged Loan Index) return of 4.4%. The Fund's performance includes the beneficial impact of leverage, and the negative impact of fees and expenses and uninvested cash balances, which are not part of the benchmark return. As mentioned above, 10 months of dividend distributions totaled approximately $0.91 per common share in Fiscal 2005. The Fund raised its dividend by approximately 5.0% in January to $0.0927. Additionally, the Fund's NAV was relatively stable during the year, ranging from a high of $19.22 to a low of $18.86, a range of approximately 1.9%.

The Fund's strong performance during the year was influenced by a number of factors. We actively sold investments during the year generating substantial trading gains. We also benefited from favorable sector allocations. In addition to the above-mentioned underweighting of the poor performing Automotive industry, we were overweight in the Building and Development and Business Equipment and Services industries, both of which performed well during the year. Perhaps most importantly, we had no defaults and very limited distressed sales during the year, which helped keep NAV volatility low.

Despite the Fund's strong NAV performance/total return and high dividend yield during Fiscal 2005, the Fund's market price performance was disappointing. During the year, the market price of the Fund closed as high as $20.20 (July 8, 2004) and as low as $17.32 (May 25, 2005). On June 1, 2004, the Fund's closing market price on the New York Stock Exchange was $20.00. The Fund's closing price on May 31, 2005 was $17.89, for a total return at market price of -6.2% for the year. The Fund closed the year at a 5.5% discount to its NAV.

While we feel strongly that the market price performance of the Fund during the year is not in concert with the prospects for the overall Senior Loan asset class or the Fund, we do note that 16 of the 17 Senior Loan closed-end funds traded at discounts to NAV on May 31, the average of the narrower pure play group being 5.5%. FCT's market and NAV yield on May 31, 2005 (6.2% and 5.9%, respectively) compare favorably to the pure play peer group averages of 6.1% and 5.7%, respectively.

On December 30th, Raymond James initiated coverage of the Fund with a `Highly Recommended' rating, Raymond James' highest rating. On March 11th, Ryan Beck initiated coverage of the Fund with a `Market Outperform' rating, Ryan Beck's highest rating. Several other Closed End Fund Analysts publish research on the Fund, but only within their specific firms.

We remain committed to long-term performance and superior client support, and we appreciate the opportunity to assist investors in meeting their investment goals.

CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This Annual Report contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. and/or Four Corners Capital Management, LLC and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would," or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the Fund's actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this Annual Report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of First Trust Advisors L.P. and/or Four Corners Capital Management, LLC and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND II
PORTFOLIO COMPONENTS+
MAY 31, 2005

S&P RATING BREAKDOWN

                                [GRAPHIC OMITTED]
     EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

B                                                             14.11%
B-                                                             6.60%
B+                                                            24.52%
BB                                                             7.81%
BB-                                                           14.64%
BB+                                                            4.86%
CCC+                                                           0.94%
NR                                                            26.52%

ECONOMIC SECTOR BREAKDOWN

                                [GRAPHIC OMITTED]
     EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

Consumer Discretionary                                        31.86%
Consumer Staples                                               5.07%
Energy                                                         7.26%
Financials                                                     9.20%
Health Care                                                    9.12%
Industrials                                                   16.76%
Information Technology                                         4.79%
Materials                                                      6.99%
Telecommunication Services                                     3.72%
Utilities                                                      5.23%

+ Percentages are based on total investments. Please note that the percentages shown on the Portfolio of Investments are based on net assets.


Page 4              See Notes to Financial Statements.

FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND II
PORTFOLIO OF INVESTMENTS
MAY 31, 2005

                                                             BANK LOAN
  PRINCIPAL                                                   RATINGS+                            STATED         MARKET
    VALUE                   DESCRIPTION o                MOODY'S     S&P            COUPON       MATURITY*        VALUE
-------------  ---------------------------------------   ------------------     --------------   ---------   ---------------
SENIOR FLOATING RATE TERM LOAN INTERESTS** - 154.1%

        AEROSPACE & DEFENSE - 3.8%
               AEROSPACE & DEFENSE - 3.8%
$   4,000,000  Hexcel Corp. ..........................     B2         B+         4.88%-6.75%      3/01/12    $     4,008,752
    3,000,000  Hunter Defense Holdings, Inc. .........    NR(a)      NR(a)       6.13%-6.19%      3/10/11          3,022,500
    2,032,936  K&F Industries, Inc. ..................     B2         B+         5.59%-5.67%     11/18/12          2,049,031
    2,732,484  MRO Acquisition Corp. .................     B1         B+            5.65%         8/27/10          2,778,595
    3,323,077  Standard Aero Holdings, Inc. ..........     B2         B+         5.34%-5.36%      8/24/12          3,370,846
    3,100,000  Vought Aircraft Industries, Inc.,
                   (Letter of Credit) ................     Ba3        B+            5.02%        12/22/10          3,134,875
                                                                                                             ---------------
               TOTAL AEROSPACE & DEFENSE                                                                          18,364,599
                                                                                                             ---------------
        AIR FREIGHT & LOGISTICS - 1.2%
               AIR FREIGHT & LOGISTICS - 1.2%
    5,942,625  United Air Lines, Inc. (f) ............    NR(a)      NR(a)          7.50%         9/30/05          5,969,860
                                                                                                             ---------------
               TOTAL AIR FREIGHT & LOGISTICS                                                                       5,969,860
                                                                                                             ---------------
        AUTO COMPONENTS - 3.1%
               AUTO PARTS & EQUIPMENT - 3.1%
    6,000,000  Environmental Systems Products
                   Holdings Inc. (c) .................    Caa1       NR(a)      13.09%-13.32%    12/12/10          6,180,000
    2,000,000  Metokote Corp. ........................     B2         B+            8.00%         9/30/11          2,000,000
    6,483,750  TRW Automotive Inc. ...................     Ba2        BB+           4.38%         6/30/12          6,444,848
                                                                                                             ---------------
               TOTAL AUTO COMPONENTS                                                                              14,624,848
                                                                                                             ---------------
        BEVERAGES - 0.2%
               SOFT DRINKS - 0.2%
    1,000,000  Culligan Corp. ........................     B1         B+            5.59%         9/30/11          1,006,667
                                                                                                             ---------------
               TOTAL BEVERAGES                                                                                     1,006,667
                                                                                                             ---------------
        BUILDING PRODUCTS - 4.4%
               BUILDING PRODUCTS - 4.4%
    5,000,000  Custom Building Products ..............    NR(a)      NR(a)          5.37%        10/29/11          5,012,500
    4,500,000  Custom Building Products (c) ..........    NR(a)      NR(a)          8.19%         4/29/12          4,466,250
    2,420,865  Headwaters Inc. .......................     B1         B+         5.40%-7.25%      4/30/11          2,451,126
    1,666,667  Headwaters Inc. (c) ...................     B3         B-            8.65%         9/01/12          1,695,833
      967,500  NCI Building Systems, Inc. ............     Ba2        BB         5.21%-5.42%      6/18/10            972,942
    4,467,307  PGT Industries, Inc. ..................    NR(a)      NR(a)          5.93%         1/29/10          4,489,644
    1,000,000  South Edge, LLC .......................    NR(a)      NR(a)          4.69%        10/31/09          1,006,875
    1,000,000  Stile U.S. Acquisition Corp. ..........     B2         BB-        5.14%-5.21%      4/06/13            997,656
                                                                                                             ---------------
               TOTAL BUILDING PRODUCTS                                                                            21,092,826
                                                                                                             ---------------
        CHEMICALS - 2.3%
               DIVERSIFIED CHEMICALS - 2.3%
    5,000,000  BCP Crystal US Holdings Corp. .........     B1         B+            5.16%         1/26/09          5,000,000
    6,000,000  Brenntag Holding GmbH &
                   Company KG ........................     B1         BB-           5.88%        12/09/11          6,060,000
                                                                                                             ---------------
               TOTAL CHEMICALS                                                                                    11,060,000
                                                                                                             ---------------
        COMMERCIAL SERVICES & SUPPLIES - 11.6%
               DIVERSIFIED COMMERCIAL SERVICES - 4.6%
   11,000,000  IAP Worldwide Services, Inc. ..........     NR         B+            5.94%         3/30/11         10,986,250
    4,000,000  IAP Worldwide Services, Inc. (c) ......     NR         B-            8.94%         3/30/12          3,920,000


                       See Notes to Financial Statements.                 Page 5

FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND II
PORTFOLIO OF INVESTMENTS - (CONTINUED)
MAY 31, 2005

                                                             BANK LOAN
  PRINCIPAL                                                   RATINGS+                            STATED         MARKET
    VALUE                   DESCRIPTION o                MOODY'S     S&P            COUPON       MATURITY*        VALUE
-------------  ---------------------------------------   ------------------     --------------   ---------   ---------------
SENIOR FLOATING RATE TERM LOAN INTERESTS** - CONTINUED

        COMMERCIAL SERVICES & SUPPLIES - (CONTINUED)
               DIVERSIFIED COMMERCIAL SERVICES - (CONTINUED)
$   2,944,186  N.E.W. Customer Service
                   Companies, Inc. ...................    NR(a)      NR(a)       6.94%-7.06%      8/17/09    $     2,966,267
    2,475,000  United Rentals, Inc. ..................     Ba3        BB            5.35%         2/14/11          2,505,165
      500,000  United Rentals, Inc.,
                   (Letter of Credit) ................     Ba3        BB            5.12%         2/14/11            506,094
    1,000,000  Western Inventory Service, Ltd. .......     B2          B         6.06%-6.07%      3/31/11          1,003,750
                                                                                                             ---------------
                                                                                                                  21,887,526
                                                                                                             ---------------
               ENVIRONMENTAL SERVICES - 2.6%
    2,949,056  Duratek, Inc. .........................     B1         BB-         6.00-6.55%     12/16/09          2,947,213
    2,931,818  Envirocare of Utah, LLC ...............    NR(a)      NR(a)          6.11%         4/13/10          2,923,266
    5,628,801  EnviroSolutions Holdings, Inc. ........    NR(a)      NR(a)          7.62%         3/01/09          5,614,729
      142,857  Synagro Technologies, Inc. ............     B2         BB-           7.25%         4/12/12            144,018
      857,143  Synagro Technologies, Inc. ............     B2         BB-           7.25%         2/11/12            864,643
                                                                                                             ---------------
                                                                                                                  12,493,869
                                                                                                             ---------------
               OFFICE SERVICES & SUPPLIES - 4.4%
    3,248,352  Infrasource Inc. ......................     Ba3        BB-           5.85%         9/30/10          3,264,594
    5,937,242  Monitronics International, Inc. .......     B1         B+         6.84%-6.88%      8/26/09          5,996,615
    5,933,333  Pike Electric, Inc. ...................    NR(a)      NR(a)          5.38%         7/01/12          6,009,667
    4,950,000  Quanta Services Inc. ..................     Ba3        BB-        6.04%-6.05%      6/19/08          4,987,125
      979,167  TRM Corp. .............................     B2         B+         6.97%-7.09%     11/19/10            984,063
                                                                                                             ---------------
                                                                                                                  21,242,064
                                                                                                             ---------------
               TOTAL COMMERCIAL SERVICES & SUPPLIES                                                               55,623,459
                                                                                                             ---------------
        CONTAINERS & PACKAGING - 4.4%
               METAL & GLASS CONTAINERS - 1.9%
      868,000  BWAY Corp. ............................     B1         B+            5.38%         6/30/11            877,403
    1,246,875  International Mill Service Inc. .......     B1         B+            5.61%        12/31/10          1,253,110
    4,776,720  Owens-Illinois Group, Inc. ............     B1         BB-           5.87%         4/01/07          4,835,235
    2,082,188  Owens-Illinois Group, Inc. ............     B1         BB-        5.87%-5.89%      4/01/08          2,108,766
                                                                                                             ---------------
                                                                                                                   9,074,514
                                                                                                             ---------------
               PAPER PACKAGING - 2.5%
    1,802,668  Boise Cascade, LLC ....................     Ba3        BB            4.97%        10/28/11          1,817,940
    6,000,000  Graham Packaging Holdings
                   Company (c) .......................     B3        CCC+           7.31%         4/07/12          6,072,498
    3,990,000  Graham Packaging Holdings
                   Company ...........................     B2          B         5.50%-5.69%     10/07/11          4,020,923
                                                                                                             ---------------
                                                                                                                  11,911,361
                                                                                                             ---------------
               TOTAL CONTAINERS & PACKAGING                                                                       20,985,875
                                                                                                             ---------------
        DIVERSIFIED CONSUMER SERVICES - 0.4%
               SPECIALIZED CONSUMER SERVICES - 0.4%
    1,658,644  Coinstar, Inc. ........................     Ba3        BB-           5.13%         7/01/11          1,679,377
                                                                                                             ---------------
               TOTAL DIVERSIFIED CONSUMER SERVICES                                                                 1,679,377
                                                                                                             ---------------


Page 6                 See Notes to Financial Statements.

FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND II
PORTFOLIO OF INVESTMENTS - (CONTINUED)
MAY 31, 2005

                                                             BANK LOAN
  PRINCIPAL                                                   RATINGS+                            STATED         MARKET
    VALUE                   DESCRIPTION o                MOODY'S     S&P            COUPON       MATURITY*        VALUE
-------------  ---------------------------------------   ------------------     --------------   ---------   ---------------
SENIOR FLOATING RATE TERM LOAN INTERESTS** - CONTINUED

        DIVERSIFIED FINANCIAL SERVICES - 1.8%
               SPECIALIZED FINANCE - 1.8%
$   8,855,000  Refco Finance Holdings LLC ............     B1         BB-           5.09%         8/05/11    $     8,846,145
                                                                                                             ---------------
               TOTAL DIVERSIFIED FINANCIAL SERVICES                                                                8,846,145
                                                                                                             ---------------
        DIVERSIFIED TELECOMMUNICATION SERVICES - 1.9%
               INTEGRATED TELECOMMUNICATION SERVICES - 1.9%
    1,000,000  Hawaiian Telecom
                   Communications, Inc. ..............     B1         B+            7.25%        10/31/12          1,008,750
    6,000,000  NTL Investment Holdings Ltd. ..........     B1         BB-           6.41%         5/10/12          6,015,000
    2,000,000  Telcordia Technologies, Inc. ..........     B1         B+         5.97%-6.07%      9/15/12          1,953,126
                                                                                                             ---------------
               TOTAL DIVERSIFIED TELECOMMUNICATION SERVICES                                                        8,976,876
                                                                                                             ---------------

        ELECTRIC UTILITIES - 5.7%
               ELECTRIC UTILITIES - 5.7%
    6,632,149  Allegheny Energy Supply Inc. ..........     Ba2        BB-        5.62%-5.95%      3/08/11          6,688,800
    1,000,000  Cogentrix Delaware Holdings,
                   Inc. ..............................     Ba2        BB+           4.88%         4/14/12          1,003,250
    6,519,382  Midwest Generation, LLC ...............     Ba3        BB-        5.12%-5.41%      4/27/11          6,586,206
    4,488,750  NRG Energy, Inc. ......................     Ba3        BB         4.97%-5.26%     12/24/11          4,514,560
    3,500,000  NRG Energy, Inc.,
                   (Letter of Credit) ................     Ba3        BB            4.97%        12/24/11          3,520,125
    2,177,077  Riverside Energy Center, LLC ..........     Ba3         B            7.44%         6/24/11          2,220,618
    1,546,605  Rocky Mountain Energy
                   Center, LLC .......................     Ba3         B            7.44%         6/24/11          1,577,537
      169,917  Rocky Mountain Energy Center,
                   LLC, (Letter of Credit) ...........     Ba3         B            7.44%         6/24/11            173,315
      998,231  Texas Genco, LLC ......................     Ba2        BB         5.01%-5.09%     12/14/11          1,004,677
                                                                                                             ---------------
               TOTAL ELECTRIC UTILITIES                                                                           27,289,088
                                                                                                             ---------------
        ELECTRICAL EQUIPMENT - 0.4%
               ELECTRICAL COMPONENTS & EQUIPMENT - 0.4%
    2,000,000  Penn Engineering & Manufacturing
                   Corp. .............................     B2          B            5.59%         5/25/11          2,010,000
                                                                                                             ---------------
               TOTAL ELECTRICAL EQUIPMENT                                                                          2,010,000
                                                                                                             ---------------
        ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.4%
               ELECTRONIC EQUIPMENT MANUFACTURERS - 0.4%
    1,985,000  VeriFone, Inc. ........................     B1         B+            5.19%         6/30/11          1,988,722
                                                                                                             ---------------
               TOTAL ELECTRONIC EQUIPMENT & INSTRUMENTS                                                            1,988,722
                                                                                                             ---------------
        ENERGY EQUIPMENT & SERVICES - 1.9%
               OIL & GAS EQUIPMENT & SERVICES - 1.9%
    3,000,000  Complete Energy Services, Inc. ........     NR         NR         6.38%-6.69%      2/08/12          3,000,000
    5,985,000  Ferrell Companies, Inc. ...............     NR         NR         6.54%-8.50%     12/17/11          6,104,700
                                                                                                             ---------------
               TOTAL ENERGY EQUIPMENT & SERVICES                                                                   9,104,700
                                                                                                             ---------------
        FOOD & STAPLES RETAILING - 1.9%
               DRUG RETAIL - 0.8%
    3,945,063  The Jean Coutu Group (PJC) Inc. .......     B1         BB-           5.50%         7/30/11          3,973,945
                                                                                                             ---------------


                       See Notes to Financial Statements.                 Page 7

FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND II
PORTFOLIO OF INVESTMENTS - (CONTINUED)
MAY 31, 2005

                                                             BANK LOAN
  PRINCIPAL                                                   RATINGS+                            STATED         MARKET
    VALUE                   DESCRIPTION o                MOODY'S     S&P            COUPON       MATURITY*        VALUE
-------------  ---------------------------------------   ------------------     --------------   ---------   ---------------
SENIOR FLOATING RATE TERM LOAN INTERESTS** - CONTINUED

        FOOD & STAPLES RETAILING - (CONTINUED)
               FOOD DISTRIBUTORS - 1.1%
$   1,980,000  Golden State Foods Corp. ..............    NR(a)      NR(a)          4.94%         2/25/11    $     1,994,850
    3,000,000  Nash Finch Company ....................     B1         B+            5.38%        11/12/10          3,026,250
                                                                                                             ---------------
                                                                                                                   5,021,100
                                                                                                             ---------------
               TOTAL FOOD & STAPLES RETAILING                                                                      8,995,045
                                                                                                             ---------------
        FOOD PRODUCTS - 5.7%
               AGRICULTURAL PRODUCTS - 1.5%
    7,000,000  Dole Food Company, Inc. (c) ...........     B3          B            8.00%         7/22/10          7,140,000
                                                                                                             ---------------
               PACKAGED FOODS & MEATS - 4.2%
    7,922,226  Keystone Foods Holdings LLC ...........    NR(a)      NR(a)          4.88%         6/16/11          8,001,448
    8,962,482  OSI Group LLC .........................    NR(a)      NR(a)          5.34%         9/02/11          9,003,556
    3,000,000  THL Food Products Company (d) .........     B2         B-            6.59%        11/21/11          3,052,500
                                                                                                             ---------------
                                                                                                                  20,057,504
                                                                                                             ---------------
               TOTAL FOOD PRODUCTS                                                                                27,197,504
                                                                                                             ---------------

        HEALTH CARE EQUIPMENT & SUPPLIES - 1.0%
               HEALTH CARE SUPPLIES - 1.0%
    4,643,942  Advanced Medical Optics, Inc. .........     B1         BB-        5.09%-5.21%      6/25/09          4,696,186
                                                                                                             ---------------
               TOTAL HEALTH CARE EQUIPMENT & SUPPLIES                                                              4,696,186
                                                                                                             ---------------
        HEALTH CARE PROVIDERS & SERVICES - 8.7%
               HEALTH CARE FACILITIES - 1.0%
      990,000  Lifepoint Hospitals, Inc. .............     Ba3        BB            4.72%         4/15/12            990,310
    4,000,000  Select Medical Corp. ..................     B1         BB-        4.84%-5.04%      2/24/12          3,987,000
                                                                                                             ---------------
                                                                                                                   4,977,310
                                                                                                             ---------------
               HEALTH CARE SERVICES - 5.7%
    4,228,750  Ardent Health Services, Inc. ..........     B1         B+            5.35%         8/12/11          4,223,464
    5,950,000  CHS/Community Health
                   Systems, Inc. .....................     Ba3        BB-        4.85%-5.07%      8/19/11          5,998,344
    1,500,000  Sheridan Healthcare, Inc. (c) .........     B2         B-            10.77%        5/09/11          1,513,125
    3,846,945  Team Health, Inc. .....................     B1         B+         5.85%-5.87%      3/23/11          3,861,371
    6,495,643  US Oncology Holdings, Inc. ............     B1         B+         5.51%-6.13%      8/20/11          6,560,599
    5,080,100  VWR International, Inc. ...............     B2         B+            5.65%         4/07/11          5,100,421
                                                                                                             ---------------
                                                                                                                  27,257,324
                                                                                                             ---------------
               MANAGED HEALTH CARE - 2.0%
    4,461,275  IASIS Healthcare Corp. ................     B1         B+         5.34%-5.37%      6/22/11          4,501,239
    2,977,500  Medcath Holdings Corp. ................     B2         B+         5.55%-7.25%      6/30/11          3,001,692
    1,990,000  Vanguard Health Systems, Inc. .........     B2          B            6.34%         9/23/11          2,011,557
                                                                                                             ---------------
                                                                                                                   9,514,488
                                                                                                             ---------------
               TOTAL HEALTH CARE PROVIDERS & SERVICES                                                             41,749,122
                                                                                                             ---------------
        HOTELS, RESTAURANTS & LEISURE - 7.3%
               CASINOS & GAMING - 4.8%
    5,955,000  Boyd Gaming Corp. .....................     Ba2        BB         4.53%-5.13%      6/30/11          5,994,702
    4,072,115  Global Cash Access, Inc. ..............     B2         B+            5.35%         3/10/10          4,123,017


Page 8                 See Notes to Financial Statements.

FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND II
PORTFOLIO OF INVESTMENTS - (CONTINUED)
MAY 31, 2005

                                                             BANK LOAN
  PRINCIPAL                                                   RATINGS+                            STATED         MARKET
    VALUE                   DESCRIPTION o                MOODY'S     S&P            COUPON       MATURITY*        VALUE
-------------  ---------------------------------------   ------------------     --------------   ---------   ---------------
SENIOR FLOATING RATE TERM LOAN INTERESTS** - CONTINUED

        HOTELS, RESTAURANTS & LEISURE - (CONTINUED)
               CASINOS & GAMING - (CONTINUED)
$   7,980,000  Marina District Finance
                   Company, Inc. .....................     NR         NR         4.84%-5.13%     10/20/11    $     8,023,228
    2,000,000  Penn National Gaming ..................     Ba3        BB-           5.59%         5/05/12          2,009,376
      984,252  Resorts International
                   Holdings, LLC .....................     B2        NR(a)          5.61%         4/26/12            989,173
    2,000,000  Seminole Tribe of Florida .............    NR(a)      NR(a)          5.38%         9/30/11          2,000,000
                                                                                                             ---------------
                                                                                                                  23,139,496
                                                                                                             ---------------
               HOTELS, RESORTS & CRUISE LINES - 1.5%
      978,782  CNL Hospitality Partners, LP ..........    NR(a)      NR(a)          5.59%        10/13/06            978,782
    6,000,192  OpBiz, LLC ............................     B3         B-         6.10%-7.10%      8/31/10          6,010,194
                                                                                                             ---------------
                                                                                                                   6,988,976
                                                                                                             ---------------
               LEISURE FACILITIES - 1.0%
    4,975,000  American Skiing Company ...............     NR         NR          7.69-7.99%     11/24/10          4,996,766
                                                                                                             ---------------
               TOTAL HOTELS, RESTAURANTS & LEISURE                                                                35,125,238
                                                                                                             ---------------
        HOUSEHOLD DURABLES - 3.8%
               HOME FURNISHINGS - 0.4%
    2,000,000  Associated Materials Inc. .............     B2         B+         5.00%-5.17%      8/29/10          2,007,500
                                                                                                             ---------------
               HOMEBUILDING - 2.4%
   11,691,040  Lake at Las Vegas Joint Venture             B1         B+         5.91%-6.16%     11/01/09         11,726,114
                                                                                                             ---------------
               HOUSEWARES & SPECIALTIES - 1.0%
    2,365,000  Jostens IH Corp. ......................     B1         B+            5.19%        10/04/11          2,378,303
      215,783  Prestige Brands, Inc. .................     B1          B         5.18%-7.25%      4/06/12            217,761
    1,965,038  Prestige Brands, Inc. .................     B1          B         5.38%-7.25%      4/06/11          1,983,051
                                                                                                             ---------------
                                                                                                                   4,579,115
                                                                                                             ---------------
               TOTAL HOUSEHOLD DURABLES                                                                           18,312,729
                                                                                                             ---------------
        INDUSTRIAL CONGLOMERATES - 1.5%
               INDUSTRIAL CONGLOMERATES - 1.5%
    2,992,500  Goodman Global Holdings, Inc. .........     B2         B+            5.50%        12/23/11          3,003,722
    1,000,000  Rexnord Corp. .........................     B1         B+         5.34%-7.00%     12/31/11          1,002,500
    2,977,500  Roller Bearing Corp. ..................    NR(a)      NR(a)       6.82%-8.50%     12/17/10          2,977,500
                                                                                                             ---------------
               TOTAL INDUSTRIAL CONGLOMERATES                                                                      6,983,722
                                                                                                             ---------------
        INSURANCE - 1.6%
               LIFE & HEALTH INSURANCE - 1.6%
    7,690,431  Conseco, Inc. .........................     B2         BB-           6.60%         6/22/10          7,738,496
                                                                                                             ---------------
               TOTAL INSURANCE                                                                                     7,738,496
                                                                                                             ---------------
        IT SERVICES - 5.7%
               DATA PROCESSING & OUTSOURCED SERVICES - 0.6%
    1,000,000  Fidelity National Information
                   Solutions, Inc. ...................     Ba3         BB           4.84%         3/09/11            989,000
    2,000,000  Fidelity National Information
                   Solutions, Inc. ...................     Ba3         BB           4.84%         3/09/13          1,984,750
                                                                                                             ---------------
                                                                                                                   2,973,750
                                                                                                             ---------------


                       See Notes to Financial Statements.                 Page 9

FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND II
PORTFOLIO OF INVESTMENTS - (CONTINUED)
MAY 31, 2005

                                                             BANK LOAN
  PRINCIPAL                                                   RATINGS+                            STATED         MARKET
    VALUE                   DESCRIPTION o                MOODY'S     S&P            COUPON       MATURITY*        VALUE
-------------  ---------------------------------------   ------------------     --------------   ---------   ---------------
SENIOR FLOATING RATE TERM LOAN INTERESTS** - CONTINUED

        IT SERVICES - (CONTINUED)
               IT CONSULTING & OTHER SERVICES - 5.1%
$   4,149,200  Alion Science and Technology
                   Corp. .............................     B1         B+         5.34%-5.64%      8/02/09    $     4,169,946
    1,000,000  CACI International Inc. ...............     Ba2        BB            4.46%         5/03/11          1,007,500
    9,000,000  DynCorp International LLC .............     B2         B+            6.06%         2/11/11          9,060,003
    5,122,783  The Titan Corp. .......................     Ba3        BB-        5.59%-7.25%      6/30/09          5,139,857
    2,592,593  The Titan Corp.,
                   (Revolving Credit) ................     Ba3        BB-        1.00%-7.25%      5/23/10          2,579,630
    2,125,000  Wyle Laboratories, Inc. (c) ...........    NR(a)       B-            9.71%         7/28/11          2,146,250
                                                                                                             ---------------
                                                                                                                  24,103,186
                                                                                                             ---------------
               TOTAL IT SERVICES                                                                                  27,076,936
                                                                                                             ---------------
        LEISURE EQUIPMENT & PRODUCTS - 0.8%
               LEISURE PRODUCTS - 0.8%
    4,000,000  Brooklyn Basketball, LLC (d) ..........     NR         NR            6.63%         6/16/08          3,990,000
                                                                                                             ---------------
               TOTAL LEISURE EQUIPMENT & PRODUCTS                                                                  3,990,000
                                                                                                             ---------------
        MACHINERY - 1.7%
               CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS - 0.4%
    2,007,500  Ashtead Group PLC .....................     B1         BB-           5.56%        11/12/09          2,019,210
                                                                                                             ---------------
               INDUSTRIAL MACHINERY - 1.3%
    5,883,997  Invensys International
                   Holdings Ltd. .....................     Ba3        B+            6.88%         9/05/09          5,957,547
                                                                                                             ---------------
               TOTAL MACHINERY                                                                                     7,976,757
                                                                                                             ---------------
        MEDIA - 28.2%
               ADVERTISING - 0.4%
    2,199,521  Adams Outdoor Advertising, LP .........     B1         B+            5.15%        10/18/12          2,217,392
                                                                                                             ---------------
               BROADCASTING & CABLE TV - 14.6%
    3,970,000  Bragg Communications, Inc. ............    NR(a)       NR            5.82%         8/31/11          3,999,775
   17,380,000  Century Cable Holdings, LLC ...........     NR         NR            8.00%         6/30/09         17,116,189
   13,000,000  Charter Communications
                   Operating, LLC ....................     B2          B            6.19%         9/18/07         12,821,250
    2,000,000  DIRECTV Holdings LLC ..................     Ba1        BB            4.59%         4/13/13          2,002,084
      872,724  Mediacom Illinois, LLC,
                   (Revolving Credit) ................     Ba3        BB-        0.63%-4.35%      9/30/11            834,906
    1,044,445  MMC Georgia LLC,
                   (Revolving Credit) ................     Ba3        BB-        0.50%-4.60%      3/31/10          1,007,888
    2,990,006  NEP Supershooters, L.P.                     B1          B            6.69%         2/03/11          3,023,644
    6,008,886  PanAmSat Corp. ........................     B1         BB+           5.31%         8/20/11          6,067,821
    2,500,000  Rainbow Media Holdings LLC ............     B1         B+         5.88%-6.13%      3/31/12          2,517,500
    4,500,000  Raycom Media, Inc. ....................     NR         NR            5.13%         4/06/12          4,511,250
    3,000,000  Raycom Media, Inc. ....................     NR         NR            4.38%        10/06/11          2,988,750
    3,731,250  Salem Communications
                   Holding Corp. .....................     B1         B+            5.19%         3/31/10          3,731,250
    5,000,000  UPC Distribution Holding B.V. .........     B1          B            5.75%         9/30/12          4,978,125
    4,000,000  UPC Distribution Holding B.V. .........     B1          B            6.60%        12/31/11          4,013,124
                                                                                                             ---------------
                                                                                                                  69,613,556
                                                                                                             ---------------


Page 10                See Notes to Financial Statements.

FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND II
PORTFOLIO OF INVESTMENTS - (CONTINUED)
MAY 31, 2005

                                                             BANK LOAN
  PRINCIPAL                                                   RATINGS+                            STATED         MARKET
    VALUE                   DESCRIPTION o                MOODY'S     S&P            COUPON       MATURITY*        VALUE
-------------  ---------------------------------------   ------------------     --------------   ---------   ---------------
SENIOR FLOATING RATE TERM LOAN INTERESTS** - CONTINUED

        MEDIA - (CONTINUED)
               MOVIES & ENTERTAINMENT - 5.8%
$   6,893,611  Loews Cineplex Entertainment
                   Corp. .............................     B1          B         5.37%-5.46%      6/30/11    $     6,971,164
    7,000,000  Metro-Goldwyn-Mayer Holdings
                   II, Inc. ..........................    NR(a)      NR(a)          5.38%         4/08/12          7,001,092
    3,839,699  Regal Cinemas Corp. ...................     Ba3        BB-           4.84%        11/10/10          3,855,469
    9,913,227  WMG Acquisition Corp. .................     B1         B+         5.15%-5.52%      3/01/11          9,915,289
                                                                                                             ---------------
                                                                                                                  27,743,014
                                                                                                             ---------------
               PUBLISHING - 7.4%
    5,882,353  CBD Media, LLC ........................     B1          B            5.63%        12/31/09          5,944,852
    2,139,743  Freedom Communications, Inc. ..........     Ba3        BB            4.57%         5/18/12          2,139,208
    1,994,975  Media News Group, Inc. ................     Ba3        BB            4.59%        12/30/10          1,996,637
    4,000,000  Newspaper Holdings, Inc. ..............     NR         NR         5.13%-5.19%      8/24/11          3,995,000
    1,985,000  Nexstar Broadcasting, Inc. ............     Ba3        B+            4.87%        10/01/12          1,989,963
    5,846,950  RH Donnelley Inc. .....................     Ba3        BB         4.70%-4.88%      6/30/11          5,879,506
    7,069,460  Transwestern Publishing
                   Company ...........................     B1         B+         5.31%-7.00%      2/25/12          7,076,091
    6,185,676  Transwestern Publishing
                   Company (c) .......................     B3         B-         6.80%-7.60%      2/25/12          6,243,666
                                                                                                             ---------------
                                                                                                                  35,264,923
                                                                                                             ---------------
               TOTAL MEDIA                                                                                       134,838,885
                                                                                                             ---------------
        METALS & MINING - 3.4%
               ALUMINUM - 1.6%
    7,476,923  Novelis Corp. .........................     Ba2        BB-           4.96%         1/07/12          7,527,811
                                                                                                             ---------------
               DIVERSIFIED METALS & MINING - 1.2%
    3,000,000  FRC-WPP NRP Investment L.P. ...........     NR         NR            6.86%         5/11/10          2,992,500
    2,992,500  Murray Energy Corp. and Coal
                   Resources, Inc. ...................     B3        NR(a)          6.10%         1/28/10          2,985,019
                                                                                                             ---------------
                                                                                                                   5,977,519
                                                                                                             ---------------
               PRECIOUS METALS & MINERALS - 0.6%
    3,000,000  Carmeuse Lime, Inc. ...................     NR         NR            6.75%         5/02/11          3,007,500
                                                                                                             ---------------
               TOTAL METALS & MINING                                                                              16,512,830
                                                                                                             ---------------
        MULTILINE RETAIL - 1.1%
               GENERAL MERCHANDISE STORES - 1.1%
    5,141,997  Savers, Inc. ..........................    NR(a)      NR(a)       5.98%-6.59%      8/04/09          5,167,707
                                                                                                             ---------------
               TOTAL MULTILINE RETAIL                                                                              5,167,707
                                                                                                             ---------------
        MULTI-UTILITIES & UNREGULATED POWER - 2.5%
               MULTI-UTILITIES & UNREGULATED POWER - 2.5%
    1,000,000  KGEN, LLC .............................     B2         B             5.64%         8/05/11            970,000
   12,000,000  KGEN, LLC (c) .........................     B3         B-           12.01%         8/05/11         11,160,000
                                                                                                             ---------------
               TOTAL MULTI-UTILITIES & UNREGULATED POWER                                                          12,130,000
                                                                                                             ---------------


                       See Notes to Financial Statements.                Page 11

FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND II
PORTFOLIO OF INVESTMENTS - (CONTINUED)
MAY 31, 2005

                                                             BANK LOAN
  PRINCIPAL                                                   RATINGS+                            STATED         MARKET
    VALUE                   DESCRIPTION o                MOODY'S     S&P            COUPON       MATURITY*        VALUE
-------------  ---------------------------------------   ------------------     --------------   ---------   ---------------
SENIOR FLOATING RATE TERM LOAN INTERESTS** - CONTINUED

        OIL & GAS - 9.5%
               OIL & GAS EXPLORATION & PRODUCTION - 5.6%
$   6,000,000  ATP Oil and Gas Corp. .................     NR         NR         8.58%-8.76%      4/14/10    $     6,030,000
    8,000,000  Kerr-McGee Corp. ......................     Ba3        BB+           5.79%         5/18/11          8,090,000
    4,000,000  Kerr-McGee Corp. ......................     Ba3        BB+           5.34%         5/18/10          4,022,000
    1,992,778  Mainline L.P. .........................     Ba3       NR(a)          5.43%        12/01/11          2,012,705
    3,593,371  Plains Resources Inc. .................     B1         BB            5.10%         7/23/10          3,633,797
    2,881,731  SemCrude, L.P. ........................     Ba3         B         5.35%-6.75%      3/16/11          2,899,741
                                                                                                             ---------------
                                                                                                                  26,688,243
                                                                                                             ---------------
               OIL & GAS REFINING, MARKETING & TRANSPORTATION - 3.9%
    4,250,000  Alon USA, Inc. ........................     B2          B            10.00%       12/16/08          4,356,250
    7,982,775  El Paso Corp.,
                   (Letter of Credit) ................     B3         B-            5.62%        11/23/09          7,993,863
    6,000,000  Hawkeye Renewables, LLC ...............     B2          B            6.01%         1/31/12          5,580,000
      997,500  Regency Gas Service LLC ...............     B1         B+         5.53%-5.85%      6/01/10          1,002,488
                                                                                                             ---------------
                                                                                                                  18,932,601
                                                                                                             ---------------
               TOTAL OIL & GAS                                                                                    45,620,844
                                                                                                             ---------------
        PAPER & FOREST PRODUCTS - 0.8%
               FOREST PRODUCTS - 0.4%
    1,288,107  Koch Cellulose, LLC ...................     B1         BB            5.09%         5/07/11          1,299,378
      395,773  Koch Cellulose, LLC,
                   (Letter of Credit) ................     B1         BB            4.58%         5/07/11            399,236
                                                                                                             ---------------
                                                                                                                   1,698,614
                                                                                                             ---------------
               PAPER PRODUCTS - 0.4%
    1,955,051  Solo Cup Company ......................     B1         B+         5.09%-5.32%      2/27/11          1,965,804
                                                                                                             ---------------
               TOTAL PAPER & FOREST PRODUCTS                                                                       3,664,418
                                                                                                             ---------------
        PERSONAL PRODUCTS - 0.2%
               PERSONAL PRODUCTS - 0.2%
    1,000,000  American Safety Razor Company .........    Caa1       CCC+           9.38%         8/28/12          1,000,000
                                                                                                             ---------------
               TOTAL PERSONAL PRODUCTS                                                                             1,000,000
                                                                                                             ---------------
        PHARMACEUTICALS - 4.0%
               PHARMACEUTICALS - 4.0%
    8,337,141  Accredo Health, Inc. ..................     Ba2        BB            4.86%         6/30/11          8,337,141
   10,602,524  Warner Chilcott Corp. .................     B2          B         5.84%-5.96%      1/18/12         10,613,127
                                                                                                             ---------------
               TOTAL PHARMACEUTICALS                                                                              18,950,268
                                                                                                             ---------------
        REAL ESTATE - 11.0%
               REAL ESTATE INVESTMENT TRUSTS - 2.7%
    1,000,000  Maguire Properties, Inc. ..............     Ba2        BB            4.84%         3/15/10          1,005,000
   10,000,000  The Macerich Partnership, L.P.
                   (Bridge) ..........................     NR        NR(a)          4.89%         4/26/06         10,000,000
    2,000,000  The Macerich Partnership, L.P., .......     NR        NR(a)          4.58%         4/26/10          1,997,500
                                                                                                             ---------------
                                                                                                                  13,002,500
                                                                                                             ---------------


Page 12                See Notes to Financial Statements.

FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND II
PORTFOLIO OF INVESTMENTS - (CONTINUED)
MAY 31, 2005

                                                             BANK LOAN
  PRINCIPAL                                                   RATINGS+                            STATED         MARKET
    VALUE                   DESCRIPTION o                MOODY'S     S&P            COUPON       MATURITY*        VALUE
-------------  ---------------------------------------   ------------------     --------------   ---------   ---------------
SENIOR FLOATING RATE TERM LOAN INTERESTS** - CONTINUED

        REAL ESTATE - (CONTINUED)
               REAL ESTATE MANAGEMENT & DEVELOPMENT - 8.3%
$   1,922,626  CB Richard Ellis Services, Inc. .......     Ba3        B+         4.69%-7.00%      3/31/10    $     1,929,836
    7,978,379  General Growth Properties, Inc. .......     Ba2        BB+           5.34%        11/12/07          8,008,298
    2,993,273  General Growth Properties, Inc. .......     Ba2        BB+           5.34%        11/12/08          3,009,799
    6,859,790  LNR Property Corp. ....................     B2         B+            6.21%         2/03/08          6,870,080
    9,000,000  LNR Property Corp.,
                   (Mezzanine Debt) (d)(e) ...........     NR         NR            7.71%         2/03/08          8,983,125
    9,000,000  Palmdale Hills Property, LLC ..........     B1         B+            6.09%         5/19/10          9,000,000
    2,000,000  Palmdale Hills Property, LLC (c) ......     B2         B-            10.59%        5/19/11          2,000,000
                                                                                                             ---------------
                                                                                                                  39,801,138
                                                                                                             ---------------
               TOTAL REAL ESTATE                                                                                  52,803,638
                                                                                                             ---------------
        SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 1.5%
               SEMICONDUCTORS - 1.5%
    3,000,000  Memec Group Holdings Ltd. .............     B1         BB-           5.53%         5/05/09          2,985,000
    4,000,000  Memec Group Holdings Ltd. (c) .........     B2          B            11.06%        5/05/10          4,020,000
                                                                                                             ---------------
               TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT                                                      7,005,000
                                                                                                             ---------------
        SPECIALTY RETAIL - 3.0%
               SPECIALTY STORES - 3.0%
    1,995,000  Dollarama Group L.P. ..................    NR(a)      NR(a)          5.44%        11/18/11          2,002,481
    9,442,500  Harbor Freight Tools USA, Inc. ........    NR(a)      NR(a)       5.59%-5.77%      7/15/10          9,451,943
    3,000,000  TravelCenters of America, Inc. ........     Ba3        BB         4.38%-4.90%     12/01/11          3,022,500
                                                                                                             ---------------
               TOTAL SPECIALTY RETAIL                                                                             14,476,924
                                                                                                             ---------------
        TRANSPORTATION INFRASTRUCTURE - 1.7%
               MARINE PORTS & SERVICES - 1.7%
    4,932,500  Horizon Lines Holding LLC .............     B2         B+            5.62%         7/07/11          4,969,494
    3,500,000  Sirva Worldwide, Inc. .................     Ba3        BB         5.59%-5.62%     12/08/10          3,370,938
                                                                                                             ---------------
               TOTAL TRANSPORTATION INFRASTRUCTURE                                                                 8,340,432
                                                                                                             ---------------
        WIRELESS TELECOMMUNICATION SERVICES - 4.0%
               WIRELESS TELECOMMUNICATION SERVICES - 4.0%
    3,990,000  AAT Communications Corp. ..............     B1         B-         5.77%-5.80%      1/16/12          4,017,431
    8,000,000  American Tower, L.P. ..................     Ba3         B         4.85%-5.21%      5/16/12          8,026,664
    3,000,000  MetroPCS Wireless, Inc. ...............     NR         NR            7.69%         5/27/11          3,015,000
    4,000,000  Nextel Partners, Inc. .................     Ba3        B+            4.44%         5/31/12          4,000,000
                                                                                                             ---------------
               TOTAL WIRELESS TELECOMMUNICATION SERVICES                                                          19,059,095
                                                                                                             ---------------

               TOTAL SENIOR FLOATING RATE TERM LOAN INTERESTS ............................................       738,034,818
                                                                                                             ---------------
               (Cost $739,381,209)

SENIOR FLOATING RATE NOTES - 3.3%

        CONTAINERS & PACKAGING - 0.1%
               PAPER PACKAGING - 0.1%
      500,000  Constar International Inc. (g) ........     B2          B            6.64%         2/15/12            460,000
                                                                                                             ---------------
               TOTAL CONTAINERS & PACKAGING                                                                          460,000
                                                                                                             ---------------


                       See Notes to Financial Statements.                Page 13

FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND II
PORTFOLIO OF INVESTMENTS - (CONTINUED)
MAY 31, 2005

                                                             BANK LOAN
  PRINCIPAL                                                   RATINGS+                            STATED         MARKET
    VALUE                   DESCRIPTION o                MOODY'S     S&P            COUPON       MATURITY*        VALUE
-------------  ---------------------------------------   ------------------     --------------   ---------   ---------------
SENIOR FLOATING RATE NOTES - CONTINUED

        HOUSEHOLD DURABLES - 0.6%
               HOMEBUILDING - 0.6
$   3,000,000  Builders Firstsource, Inc. (c) (g) ....    NR(a)      NR(a)          7.52%         2/15/12    $     2,865,000
                                                                                                             ---------------
               TOTAL HOUSEHOLD DURABLES                                                                            2,865,000
                                                                                                             ---------------
        MEDIA - 1.9%
               BROADCASTING & CABLE TV - 1.9%
    3,000,000  Intelsat, Ltd. (d) (g) ................     B2         B+            7.79%         1/15/12          3,082,500
    6,000,000  Paxson Communications Corp.(g) ........     B1          B            5.89%         1/15/10          5,992,500
                                                                                                             ---------------
               TOTAL MEDIA                                                                                         9,075,000
                                                                                                             ---------------
        PHARMACEUTICALS - 0.7%
               PHARMACEUTICALS - 0.7%
    4,000,000  Elan Finance PLC (d) (g) ..............     B3          B            7.27%        11/15/11          3,360,000
                                                                                                             ---------------
               TOTAL PHARMACEUTICALS                                                                               3,360,000
                                                                                                             ---------------
               TOTAL SENIOR FLOATING RATE NOTES ..........................................................        15,760,000
                                                                                                             ---------------
               (Cost $16,014,491)

               TOTAL INVESTMENTS - 157.4% ................................................................       753,794,818
               (Cost $755,395,700) (b)

               NET OTHER ASSETS AND LIABILITIES - 2.5% ...................................................        11,990,327
                                                                                                             ---------------

               LOAN OUTSTANDING - (39.0)% ................................................................      (187,000,000)
                                                                                                             ---------------
               PREFERRED SHARES, AT LIQUIDATION VALUE - (20.9)% ..........................................      (100,000,000)
                                                                                                             ---------------
               NET ASSETS - 100.0% .......................................................................   $   478,785,145
                                                                                                             ===============

-----------------------------------------------------

            o All percentages shown in the Portfolio of Investments are based on net assets applicable to Common Shares.

          (a) This Senior Loan interest was privately rated upon issuance. The rating agency does not provide ongoing surveillance on the rating.

          (b)  Aggregate cost for federal income tax purposes is $756,289,273.

          (c) This issue is secured by a second lien on the issuer's assets. The second lien security interest is subordinated to other debt holders.

          (d)  This issue is unsecured.

          (e) This issue's security interest is subordinated to other debt securities.

          (f) This borrower has filed for protection in a federal bankruptcy court.

          (g) 144A Securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

            + Ratings below Baa3 by Moody's Investors Service, Inc. or BBB- by Standard & Poor's Ratings Group are considered to be below investment grade. (Bank loans ratings are unaudited.)

           NR  Not Rated

            * Senior Loans generally are subject to mandatory and/or optional prepayment. Because of the mandatory prepayment conditions and because there may be significant economic incentives for a borrower to prepay, prepayments of Senior Loans may occur. As a result, the actual remaining maturity of Senior Loans may be substantially less than the stated maturities shown. Senior Loans generally have maturities that range from five to eight years; however, the Fund estimates that refinancing and prepayments result in an average maturity of the Senior Loans held in its portfolio to be approximately 18-30 months.

           ** Senior Loans in which the Fund invests generally pay interest at rates which are periodically predetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate ("LIBOR"), (ii) the prime rate offered by one or more major United States banks or (iii) the certificate of deposit rate. Senior Loans are generally considered to be restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a Senior Loan.


Page 14                See Notes to Financial Statements.

FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND II
STATEMENT OF ASSETS AND LIABILITIES
MAY 31, 2005

ASSETS:
Investments, at value
   (Cost $755,395,700) ........................................................................    $  753,794,818
Cash ..........................................................................................         5,916,490
Receivable for investment securities sold .....................................................        16,509,009
Interest receivable ...........................................................................         5,189,528
Prepaid expenses ..............................................................................            15,498
                                                                                                   --------------
      Total Assets ............................................................................       781,425,343
                                                                                                   --------------
LIABILITIES:
Outstanding loan payable ......................................................................       187,000,000
Payable for investment securities purchased ...................................................        14,144,162
Interest and fees due on loan payable .........................................................           544,955
Investment advisory fee payable ...............................................................           484,397
Accumulated unpaid dividends on Auction Market Preferred Shares ...............................           122,304
Audit and legal fees payable ..................................................................            83,754
Payable to administrator ......................................................................            32,204
Custodian fee payable .........................................................................            10,118
Trustees' fees payable ........................................................................             6,963
Other liabilities .............................................................................           211,341
                                                                                                   --------------
      Total Liabilities .......................................................................       202,640,198
                                                                                                   --------------
AUCTION MARKET PREFERRED SHARES:
($0.01 par value, 4,000 shares issued with liquidation preference of $25,000 per share) .......       100,000,000

NET ASSETS (APPLICABLE TO COMMON SHAREHOLDERS) ................................................       478,785,145
                                                                                                   --------------
NET ASSETS INCLUDING AUCTION MARKET PREFERRED SHARES ..........................................    $  578,785,145
                                                                                                   ==============

NET ASSETS CONSIST OF:
Undistributed net investment income ...........................................................    $      781,023
Accumulated net realized loss on investments sold .............................................          (738,379)
Net unrealized depreciation of investments ....................................................        (1,600,882)
Par value .....................................................................................           252,728
Paid-in capital ...............................................................................       480,090,655
                                                                                                   --------------
      Net Assets (Applicable to Common Shareholders) ..........................................    $  478,785,145
                                                                                                   ==============

NET ASSET VALUE, applicable to Common Shares outstanding (par value $0.01 per Common Share) ...    $        18.94
                                                                                                   ==============
Number of Common Shares outstanding ...........................................................        25,272,768
                                                                                                   ==============


                       See Notes to Financial Statements.                Page 15

FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND II
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED MAY 31, 2005

INVESTMENT INCOME:
Interest ......................................................................................    $   32,616,859
Other .........................................................................................         1,019,127
                                                                                                   --------------
     Total investment income ..................................................................        33,635,986
                                                                                                   --------------
EXPENSES:
Investment advisory fee .......................................................................         5,084,393
Interest and fees on outstanding loan payable .................................................         3,443,129
Administration fee ............................................................................           345,698
Audit and legal fees ..........................................................................           219,019
Auction Market Preferred Shares commission fees ...............................................           192,712
Custodian fees ................................................................................           109,987
Printing fees .................................................................................            84,928
Trustees' fees and expenses ...................................................................            39,961
Transfer agent fees ...........................................................................            30,000
Other .........................................................................................           112,922
                                                                                                   --------------

  Total expenses ..............................................................................         9,662,749
                                                                                                   --------------
NET INVESTMENT INCOME .........................................................................        23,973,237
                                                                                                   --------------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
Net realized gain on investments sold during the period .......................................           807,812
Net change in unrealized appreciation/(depreciation) of investments during the period .........        (1,120,791)
                                                                                                   --------------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS ...............................................          (312,979)
                                                                                                   --------------
AUCTION MARKET PREFERRED SHARE DIVIDENDS ......................................................        (1,874,287)
                                                                                                   --------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ..........................................    $   21,785,971
                                                                                                   ==============


Page 16                See Notes to Financial Statements.

FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND II
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                            YEAR            PERIOD
                                                                                            ENDED            ENDED
                                                                                          5/31/2005       5/31/2004*
                                                                                        -------------    -------------
OPERATIONS:
Net investment income/(loss) ........................................................   $  23,973,237    $     (54,602)
Net realized gain on investments sold during the period .............................         807,812               --
Net change in unrealized appreciation/(depreciation) of investments during the period      (1,120,791)        (480,091)
Distributions to Preferred Shareholders:
   Dividends paid from net investment income ........................................      (1,874,287)              --
                                                                                        -------------    -------------
Net increase/(decrease) in net assets resulting from operations .....................      21,785,971         (534,693)

Distributions to Common Shareholders:
   Dividends paid from net investment income ........................................     (22,864,118)              --
                                                                                        -------------    -------------

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS APPLICABLE TO COMMON SHARES ....      (1,078,147)        (534,693)
                                                                                        -------------    -------------
CAPITAL TRANSACTIONS:
Auction Market Preferred Shares issued ..............................................     100,000,000               --
Value of 42,532 shares reinvested ...................................................         809,437               --
Net proceeds from sale of 2,225,000 and 23,005,236 Common Shares ....................      41,108,540      438,480,008
                                                                                        -------------    -------------
Net increase in net assets ..........................................................     140,839,830      437,945,315

NET ASSETS:
Beginning of period .................................................................     437,945,315               --
                                                                                        -------------    -------------
End of period .......................................................................   $ 578,785,145    $ 437,945,315
                                                                                        =============    =============
Undistributed net investment income at end of period ................................   $     781,023    $          --
                                                                                        =============    =============

----------------------------------------------

*     The Fund commenced operations on May 18, 2004.


                    See Notes to Financial Statements.                   Page 17

FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND II
STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED MAY 31, 2005

Cash flows from operating activities:
    Investment income received ......................................................   $     29,653,541
    Payment of operating expenses ...................................................         (6,276,323)
    Proceeds from sales of long-term securities .....................................        729,155,692
    Purchases of long-term securities ...............................................     (1,487,266,720)
    Net proceeds from short-term investments ........................................        439,000,000
    Interest expense ................................................................         (2,898,174)
    Distributions paid to Preferred Shareholders ....................................         (1,751,983)
                                                                                        ----------------
CASH USED BY OPERATING ACTIVITIES ...................................................                       $ (300,383,967)

Cash flows from financing activities:
    Proceeds from shares sold .......................................................        141,108,540
    Distributions paid to Common Shareholders .......................................        (22,054,681)
    Issuance of loan ................................................................        187,000,000
                                                                                        ----------------
CASH PROVIDED BY FINANCING ACTIVITIES ...............................................                          306,053,859
                                                                                                            --------------
Increase in cash . ..................................................................                            5,669,892
Cash at beginning of year ...........................................................                              246,598
                                                                                                            --------------
Cash at end of year .................................................................                       $    5,916,490
                                                                                                            ==============

RECONCILIATION OF NET INCREASE IN NET ASSETS FROM OPERATIONS
   TO CASH USED BY OPERATING ACTIVITIES:
Net increase in net assets resulting from operations ................................                       $   21,785,971
    Increase in investments* ........................................................   $   (212,989,037)
    Increase in interest and dividends receivable ...................................         (5,140,738)
    Increase in other assets ........................................................            (15,498)
    Increase in receivable for investments sold .....................................        (16,509,009)
    Decrease in payable for investments purchased ...................................        (88,141,710)
    Increase in interest expense payable ............................................            544,955
    Increase in accrued expenses ....................................................             81,099
                                                                                        ----------------
CASH USED BY OPERATING ACTIVITIES ...................................................                       $ (300,383,967)
                                                                                                            ==============

----------------------------------------------

*     Includes net change in unrealized depreciation of $(1,120,791).
      Non-cash financing activities include dividend reinvestments of $809,437.


Page 18             See Notes to Financial Statements.

FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND II
FINANCIAL HIGHLIGHTS
FOR A COMMON SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                            YEAR            PERIOD
                                                                                            ENDED            ENDED
                                                                                          5/31/2005       5/31/2004*
                                                                                        -------------    -------------
Net asset value, beginning of period ................................................   $       19.04    $       19.10
                                                                                        -------------    -------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income/(loss) ........................................................            0.95            (0.00)#
Net realized and unrealized loss on investments .....................................           (0.02)           (0.02)
Distributions paid to AMP*** Shareholders:
  Dividends paid from net investment income .........................................           (0.07)              --
                                                                                        -------------    -------------
Total from investment operations ....................................................            0.86            (0.02)

Distributions paid to Common Shareholders:
  Dividends paid from net investment income .........................................           (0.91)              --
                                                                                        -------------    -------------
Dilutive impact from the offering of AMP Shares++ ...................................           (0.05)              --
                                                                                        -------------    -------------
Change in accumulated unpaid dividends on AMP Shares ................................           (0.00)#             --
                                                                                        -------------    -------------
Common Share offering costs charged to paid-in capital ..............................              --            (0.04)
                                                                                        -------------    -------------
Net asset value, end of period ......................................................   $       18.94    $       19.04
                                                                                        =============    =============
Market value, end of period .........................................................   $       17.89    $       20.01
                                                                                        =============    =============
TOTAL RETURN BASED ON NET ASSET VALUE (a)+ ..........................................           4.38%            (0.31)%
                                                                                        =============    =============
TOTAL RETURN BASED ON MARKET VALUE (b)+ .............................................           (6.20)%           0.05%
                                                                                        =============    =============
RATIOS TO AVERAGE NET ASSETS AVAILABLE TO COMMON SHAREHOLDERS:
Ratio of expenses to average net assets excluding interest expense ..................            1.30%            1.44%**
Ratio of expenses to average net assets .............................................            2.02%              --
Ratio of net investment income/(loss) to average net assets .........................            5.01%           (0.76)%**
Ratio of net investment income/(loss) to average net assets net of AMP dividends (f)             4.59%             N/A

SUPPLEMENTAL DATA:
Portfolio turnover rate .............................................................          115.24%            0.00%
Net assets, end of period (in 000's) ................................................   $     478,785    $     437,945
-------------------------------------------------
Ratio of expenses to total average managed assets excluding interest expense ........            0.92%            1.44%**
Ratio of expenses to total average managed assets ...................................            1.43%             N/A

SENIOR SECURITIES:
Total AMP Shares outstanding ........................................................           4,000              N/A
Liquidation and market value per AMP Share (c) ......................................   $      25,031    $         N/A
Asset coverage per share (d) ........................................................   $     191,446    $         N/A
Loan outstanding (in 000's) .........................................................   $     187,000    $         N/A
Asset coverage per $1,000 of loan outstanding (e) ...................................   $       4,095    $         N/A

-------------------------------------------------

*     The Fund commenced operations on May 18, 2004.

**    Annualized.

***   Auction Market Preferred Shares.

#     Amount represents less than $0.01 per Common Share.

(a) Total return based on net asset value is the combination of reinvested dividend income and reinvested capital gains distributions, at prices obtained by the Dividend Reinvestment Plan, if any, and changes in net asset value per share and does not reflect sales load.

(b) Total return based on market value is the combination of reinvested dividend income and reinvested capital gains distributions, at prices obtained by the Dividend Reinvestment Plan, if any, and changes in Common Share price per share, all based on market price per share.

(c)   Includes accumulated and unpaid dividends.

(d) Calculated by subtracting the Fund's total liabilities (not including the AMP Shares and loan outstanding) from the Fund's total assets, and dividing this by the number of AMP Shares outstanding.

(e) Calculated by subtracting the Fund's total liabilities (not including the AMP Shares and loan outstanding) from the Fund's total assets, and dividing this by the amount of loan outstanding.

(f) The net investment income ratio reflects income net of operating expenses and payments and changes in unpaid dividends to AMP Shareholders.

+     Total return is not annualized for periods less than one year.

++ The expenses associated with the offering of the AMP Shares had a $(0.05) impact on the Common Share NAV.

N/A   Not applicable.


                    See Notes to Financial Statements.                   Page 19

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

          FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND II
                                  MAY 31, 2005

                               1. FUND DESCRIPTION

First Trust/Four Corners Senior Floating Rate Income Fund II (the "Fund") is a diversified, closed-end management investment company organized as a Massachusetts business trust on March 25, 2004, and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund trades under the ticker symbol FCT on the New York Stock Exchange ("NYSE").

The Fund's primary investment objective is to seek a high level of current income. As a secondary objective, the Fund will attempt to preserve capital. The Fund will pursue these objectives through investment in a portfolio of senior secured floating rate corporate loans ("Senior Loans"). There can be no assurance that the Fund will achieve its investment objectives. Investment in Senior Loans involves credit risk and, during periods of generally declining credit quality, it may be particularly difficult for the Fund to achieve its secondary investment objective. The Fund may not be appropriate for all investors.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

PORTFOLIO VALUATION:

The net asset value ("NAV") of the Common Shares of the Fund is computed based upon the value of the Fund's portfolio and other assets. The NAV is determined as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund calculates NAV per Common Share by subtracting the Fund's liabilities and the liquidation value of any outstanding Preferred Shares from the Fund's Managed Assets and dividing the result by the total number of Common Shares outstanding.

The Fund's investments are valued daily at market value, or in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Fund's Board of Trustees. A majority of the Fund's assets are valued using market information supplied by third parties. In the event that market quotations are not readily available, the pricing service does not provide a valuation for a particular asset, or the valuations are deemed unreliable, or if events occurring after the close of the principal markets for particular securities (e.g., domestic debt and foreign securities), but before the Fund values its assets, would materially affect NAV, First Trust Advisors L.P. ("First Trust") may use a fair value method to value the Fund's securities and investments. The use of fair value pricing by the Fund is governed by valuation procedures adopted by the Fund's Board of Trustees, and in accordance with the provisions of the 1940 Act.

The Senior Loans in which the Fund invests are not listed on any securities exchange or board of trade. Senior Loans are typically bought and sold by institutional investors in individually negotiated private transactions that function in many respects like an over-the-counter secondary market, although typically no formal market-makers exist. This market, while having grown substantially in the past several years, generally has fewer trades and less liquidity than the secondary market for other types of securities. Some Senior Loans have few or no trades, or trade infrequently, and information regarding a specific Senior Loan may not be widely available or may be incomplete. Accordingly, determinations of the market value of Senior Loans may be based on infrequent and dated information. Because there is less reliable, objective data available, elements of judgment may play a greater role in valuation of Senior Loans than for other types of securities. Typically, Senior Loans are valued using information provided by an independent third party pricing service. If the pricing service cannot or does not provide a valuation for a particular Senior Loan or such valuation is deemed unreliable, First Trust may value such Senior Loan at a fair value according to procedures adopted by the Fund's Board of Trustees, and in accordance with the provisions of the 1940 Act.

Portfolio securities listed on any exchange other than the NASDAQ National Market ("NASDAQ") are valued at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and asked prices on such day. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price as determined by NASDAQ. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. Portfolio securities traded in the over-the-counter market, but excluding securities traded on the NASDAQ, are valued at the closing bid prices. Short-term investments that mature in 60 days or less are valued at amortized cost.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
--------------------------------------------------------------------------------

          FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND II
                                  MAY 31, 2005

REPURCHASE AGREEMENTS:

The Fund engages in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the collateral is at all times at least equal to the total amount of the repurchase obligation, including interest. In the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There is potential loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights. The Fund reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME:

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Market premiums and discounts are amortized over the expected life of each respective borrowing.

Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date; interest income on such securities is not accrued until settlement date. The Fund instructs the custodian to segregate assets of the Fund with a current value at least equal to the amount of its when-issued purchase commitments.

UNFUNDED LOAN COMMITMENTS:

The Fund may enter into certain credit agreements, all or a portion of which may be unfunded. The Fund had unfunded loan commitments of approximately $8,576,160 as of May 31, 2005. The Fund is obligated to fund these loan commitments at the borrower's discretion. Net unrealized depreciation of $99,732 from these commitments is included in Other liabilities on the Statement of Assets and Liabilities.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:

The Fund will distribute to holders of its Common Shares monthly dividends of all or a portion of its net income after the payment of interest and dividends in connection with the financing associated with leverage. If the Fund recognizes a long-term capital gain, it will be required to allocate such gain between the Common Shares and Auction Market Preferred Shares ("AMP Shares") issued by the Fund in proportion to the total dividends paid for the year. Distributions will automatically be reinvested into additional Common Shares pursuant to the Fund's Dividend Reinvestment Plan unless cash distributions are elected by the shareholder.

Distributions from income and capital gains are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund. Permanent differences incurred during the year ended May 31, 2005, resulting in book and tax accounting differences, have been reclassified at year end to reflect an increase in undistributed net investment income by $1,546,191 and a decrease in accumulated net realized loss on investments sold by $1,546,191. Net assets were not affected by this reclassification.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
--------------------------------------------------------------------------------

          FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND II
                                  MAY 31, 2005

The tax character of distributions paid during fiscal year ended May 31, 2005 and the period ended May 31, 2004 is as follows:

Distributions paid from:

                                                      2005           2004
                                                  ------------   ------------
Ordinary Income.................................  $ 24,738,405   $         --
Long-term Capital Gains.........................  $         --   $         --

As of May 31, 2005, the components of distributable earnings on a tax basis are as follows:

Undistributed Ordinary Income ..................  $  1,499,092
Net Unrealized Depreciation ....................  $ (2,494,455)

INCOME TAXES:

The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, and by distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal or state income taxes.

EXPENSES:

The Fund will pay all expenses directly related to its operations.

COMMON SHARE ORGANIZATIONAL AND OFFERING COSTS:

Organization costs consist of costs incurred to establish the Fund and enable it to legally do business. These costs include filing fees, listing fees, legal services pertaining to the organization of the business and audit fees relating to the initial registration and auditing the initial statement of assets and liabilities, among other fees. Offering costs consist of legal fees pertaining to the Fund's shares offered for sale, registration fees, underwriting fees, and printing of the initial prospectus, among other fees. First Trust and Four Corners Capital Management, LLC ("Four Corners") have paid all organizational expenses and all offering costs of the Fund (other than sales load) that exceeded $0.04 per Common Share. The Fund's estimated share of Common Share offering costs, $920,000 and $89,209 in 2004 and 2005, respectively, was recorded as a reduction of the proceeds from the sale of Common Shares.

          3. INVESTMENT ADVISORY FEE AND OTHER AFFILIATED TRANSACTIONS

First Trust is a limited partnership with one limited partner, Grace Partners of DuPage, L.P., and one general partner, The Charger Corporation. First Trust serves as investment advisor to the Fund pursuant to an Investment Management Agreement. First Trust is responsible for the ongoing monitoring of the Fund's investment portfolio, managing the Fund's business affairs and certain administrative services necessary for the management of the Fund. For these services, First Trust is entitled to a monthly fee calculated at an annual rate of 0.75% of the Fund's Managed Assets, the average daily gross asset value of the Fund minus the sum of the Fund's accrued and unpaid dividends on any outstanding AMP Shares and accrued liabilities.

Four Corners serves as the Fund's sub-adviser and manages the Fund's portfolio subject to First Trust's supervision. Four Corners receives a portfolio management fee of 0.38% of Managed Assets that is paid monthly by First Trust out of the First Trust investment advisory fee.

PFPC Inc. ("PFPC"), an indirect, majority-owned subsidiary of The PNC Financial Services Group Inc., serves as the Fund's Administrator and Transfer Agent in accordance with certain fee arrangements. PFPC Trust Company, an indirect, majority-owned subsidiary of The PNC Financial Services Group Inc., serves as the Fund's Custodian in accordance with certain fee arrangements.

Deutsche Bank Trust Company Americas, a wholly-owned subsidiary of Deutsche Bank AG ("Auction Agent"), serves as the Fund's AMP Share transfer agent, registrar, dividend disbursing agent and redemption agent.

Effective June 7, 2004, the Trustees of the Fund approved a revised compensation plan. Under the revised plan, the Fund pays each Trustee who is not an officer or employee of First Trust or any of their affiliates an annual retainer of $10,000 which includes compensation for all regular quarterly board meetings and regular committee meetings. No additional meeting fees are paid in connection with regular quarterly board meetings or regular committee meetings. Additional fees of $1,000 and $500 are paid to non-interested Trustees for special board

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
--------------------------------------------------------------------------------

          FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND II
                                  MAY 31, 2005

meetings and non-regular committee meetings, respectively. These additional fees are shared by the funds in the First Trust fund complex that participate in the particular meeting and are not per fund fees. Trustees are also reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Trustees adopted the revised plan because the increase in the number of funds in the First Trust fund complex had the effect of rapidly increasing their compensation under the previous arrangements. Prior to June 7, 2004, the Fund paid each Trustee who was not an officer or employee of First Trust or any of their affiliates $10,000 per annum plus $1,000 per regularly scheduled meeting attended, $500 per committee meeting attended and reimbursement for travel and out-of-pocket expenses.

                      4. PURCHASES AND SALES OF SECURITIES

Cost of purchases and proceeds from sales of investment securities, excluding short-term investments, for the year ended May 31, 2005, aggregated amounts were $1,402,179,920 and $745,664,701, respectively.

As of May 31, 2005, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $2,159,855 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $4,654,310.

                                5. COMMON SHARES

As of May 31, 2005, 25,272,768 of $0.01 par value Common Shares were issued. An unlimited number of Common Shares has been authorized under the Fund's Dividend Reinvestment Plan.

COMMON SHARE TRANSACTIONS WERE AS FOLLOWS:

                                                       YEAR ENDED                      PERIOD ENDED
                                                      MAY 31, 2005                     MAY 31, 2004
                                                -------------------------       --------------------------
                                                 SHARES         AMOUNT            SHARES        AMOUNT
                                                ---------   -------------       ----------   -------------
Proceeds from shares sold ...............       2,225,000   $  42,497,500       23,005,236   $ 439,400,008
Issued as reinvestment of dividends under
   the Dividend Reinvestment Plan .......          42,532         809,437               --              --
Offering Cost Common Shares .............              --         (89,209)              --        (920,000)
Offering Cost AMP Shares ................              --      (1,299,751)              --              --
                                                ---------   -------------       ----------   -------------
                                                2,267,532   $  41,917,977       23,005,236   $ 438,480,008
                                                =========   =============       ==========   =============

                       6. AUCTION MARKET PREFERRED SHARES

The Fund's Declaration of Trust authorizes the issuance of an unlimited number of preferred shares of beneficial interest, par value $0.01 per share, in one or more classes or series, with rights as determined by the Board of Trustees without the approval of Common Shareholders. As of May 31, 2005, the Fund has 2,000 Series A and 2,000 Series B Auction Market Preferred Shares ("AMP Shares") outstanding at a liquidation value of $25,000 per share. The AMP Shares offering costs of $299,751 and commissions of $1,000,000, paid directly to Lehman Brothers, were charged to capital of Common Shares for the year ended May 31, 2005.

The Fund is required to meet certain asset coverage tests with respect to the AMP Shares. If the Fund fails to maintain Eligible Assets having an aggregated Discounted Value at least equal to the AMP Shares Basic Maintenance Amount as of any Valuation Date and the failure is not cured on or before the related Asset Coverage Cure Date, the Fund will be required in certain circumstances to redeem certain AMP Shares.

An auction of the Series A AMP Shares is generally held every 7 days and an auction of the Series B AMP Shares is generally held every 28 days. Existing shareholders may submit an order to hold, bid or sell such shares at par value on each auction date.

The annual dividend rate in effect as of May 31, 2005 was 3.04% and 3.18% for the Series A 7 day and Series B 28 day auctions, respectively. The dividend rate, as set by the auction process, is generally expected to vary with short-term interest rates. These rates may vary in a manner not related directly to the income received on the Fund's assets, which could have either a beneficial or detrimental impact on net investment income and gains available to Common Shareholders.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
--------------------------------------------------------------------------------

          FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND II
                                  MAY 31, 2005

Under Emerging Issues Task Force (EITF) promulgating Topic D-98, Classification and Measurement of Redeemable Securities, which was issued on July 19, 2001, preferred securities that are redeemable for cash or other assets are to be classified outside of permanent equity to the extent that the redemption is at a fixed or determinable price and at the option of the holder or upon the occurrence of an event that is not solely within the control of the issuer. Subject to guidance of the EITF, the Fund's AMP Shares are classified outside of permanent equity (net assets attributable to Common Shares) in the accompanying financial statements.

                          7. REVOLVING CREDIT FACILITY

On August 2, 2004 the Fund entered into a 364-Day Revolving Credit Facility among the Fund, various lenders and Citicorp North America Inc., as agent, which provides for a Credit Facility ("Credit Facility") to be used as leverage for the Fund. The Credit Facility provides for a secured line of credit for the Fund, where Fund assets are pledged against advances made to the Fund. Under the requirements of the 1940 Act, the Fund, immediately after any such borrowings, must have an "asset coverage" of at least 300% (33-1/3% of the Fund's total assets after borrowings). The total commitment under the Credit Facility is $195,000,000. For the year ended May 31, 2005, the average amount outstanding was $122,090,411, with a weighted average interest rate of 2.28%. The Fund also pays additional borrowing costs, which include an administration fee of 0.02%, a program fee of 0.20% and a liquidity fee of 0.14% per year. Such expenses are included in Interest and fees on outstanding loan payable on the Statement of Operations.

                              8. POST OCTOBER LOSS

Certain losses incurred after October 31 within the Fund's fiscal year are deemed to arise on the first business day of the Fund's following fiscal year. For fiscal year ended May 31, 2005, the Fund incurred and elected to defer $440,571 in capital losses.

                              9. SUBSEQUENT EVENTS

On May 20 2005, the Fund declared a dividend of $0.0927 per share, which represents a dividend from net investment income to Common Shareholders of record June 3, 2005, payable June 15, 2005.

On June 20, 2005, the Fund declared a dividend of $0.0927 per share, which represents a dividend from net investment income to Common Shareholders of record July 6, 2005, payable July 15, 2005.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND II:

We have audited the accompanying statement of assets and liabilities of First Trust/Four Corners Senior Floating Rate Income Fund II (the "Fund"), including the portfolio of investments, as of May 31, 2005, the related statement of operations and cash flows for the year then ended, and the statements of changes in net assets and the financial highlights for the year then ended and for the period May 18, 2004 (inception) through May 31, 2004. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2005, by correspondence with the Fund's custodian, brokers and selling or agent banks. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of First Trust/Four Corners Senior Floating Rate Income Fund II as of May 31, 2005, the results of its operations and its cash flows, the changes in its net assets, and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.+


/s/ Deloitte & Touche LLP

Chicago, Illinois
July 8, 2005

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

          FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND II
                                  MAY 31, 2005

                           DIVIDEND REINVESTMENT PLAN

If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund's Dividend Reinvestment Plan (the "Plan"), unless you elect to receive cash distributions, all dividends, including any capital gain distributions, on your Common Shares will be automatically reinvested by PFPC (the "Plan Agent"), in additional Common Shares under the Plan. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by PFPC, as the dividend paying agent.

If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:

      (1) If the Common Shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) net asset value per Common Share on that date or (ii) 95% of the market price on that date.

      (2) If the Common Shares are trading below net asset value at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants' accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.

You may withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone in accordance with such reasonable requirements as the Plan Agent and Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan, and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.

The Plan Agent maintains all shareholders' accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Capital gains and income are realized although cash is not received by you.

If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above.

The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing PFPC Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809.

--------------------------------------------------------------------------------
                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Fund uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's website located at http://www.sec.gov.

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--------------------------------------------------------------------------------
ADDITIONAL INFORMATION - (CONTINUED)
--------------------------------------------------------------------------------

          FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND II
                                  MAY 31, 2005

                               PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available (1) by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov; and (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling 1-800-SEC-0330.

                 SUBMISSION OF MATTERS TO A VOTE OF SHAREHOLDERS

The Joint Annual Meeting of Shareholders of First Trust Value Line(R) Dividend Fund, First Trust/Four Corners Senior Floating Rate Income Fund, Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund, First Trust/Value Line(R) & Ibbotson Equity Allocation Fund, and First Trust/Four Corners Senior Floating Rate Income Fund II was held on September 13, 2004. At the Annual Meeting the Fund's Board of Trustees, consisting of James A. Bowen, Niel B. Nielson, Thomas R. Kadlec, Richard E. Erickson and David M. Oster, was elected to serve an additional one year term. The number of votes cast for James A. Bowen was 21,309,839, the number of votes withheld was 99,603 and the number of abstentions was 2,595,794. The number of votes cast for Niel B. Nielson was 21,305,639, the number of votes withheld was 103,803 and the number of abstentions was 2,595,794. The number of votes cast for Richard E. Erickson was 21,314,039, the number of votes withheld was 95,403 and the number of abstentions was 2,595,794. The number of votes cast for Thomas R. Kadlec was 21,310,839, the number of votes withheld was 98,603 and the number of abstentions was 2,595,794. The number of votes cast for David M. Oster was 21,313,539, the number of votes withheld was 95,903 and the number of abstentions was 2,595,794.

                         NYSE CERTIFICATION INFORMATION

In accordance with Section 303A-12 of the New York Stock Exchange ("NYSE") Listed Company Manual, the Fund's President has certified to the NYSE that, as of September 28, 2004, he was not aware of any violation by the Fund of NYSE corporate governance listing standards. In addition, the Fund's reports to the SEC on Forms N-CSR, N-CSRS and N-Q contain certifications by the Fund's principal executive officer and principal financial officer that relate to the Fund's public disclosure in such reports and are required by Rule 30a-2 under the 1940 Act.

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--------------------------------------------------------------------------------
MANAGEMENT (UNAUDITED)
--------------------------------------------------------------------------------

          FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND II
                                  MAY 31, 2005

                         BOARD OF TRUSTEES AND OFFICERS

Information pertaining to the Trustees and officers* of the Trust is set forth below. The Statement of Additional Information ("SAI") includes additional information about the Trustees and is available without charge, upon request, by calling (800) 988-5891.

                                                                                         NUMBER OF              OTHER
                                                                                        PORTFOLIOS          TRUSTEESHIPS/
    NAME, D.O.B., ADDRESS AND     TERM OF OFFICE AND     PRINCIPAL OCCUPATION(S)      IN FUND COMPLEX       DIRECTORSHIPS
    POSITION(S) WITH THE FUND    LENGTH OF TIME SERVED     DURING PAST 5 YEARS      OVERSEEN BY TRUSTEE    HELD BY TRUSTEE
----------------------------------------------------------------------------------------------------------------------------
                                                       DISINTERESTED TRUSTEES
----------------------------------------------------------------------------------------------------------------------------
Richard E. Erickson, Trustee     o One year term        Physician; President,         22 portfolios        None
D.O.B. 04/51                     o 13 months served     Wheaton Orthopedics;
c/o First Trust Advisors L.P.                           Co-owner and
1001 Warrenville Road                                   Co-Director, Sports Med
Suite 300                                               Center for Fitness;
Lisle, IL 60532                                         Limited Partner,
                                                        Gundersen Real Estate
                                                        Partnership

Niel B. Nielson, Trustee         o One year term        President, Covenant           22 portfolios        Director of Good
D.O.B. 03/54                     o 13 months served     College (June 2002 to                              News Publishers-
c/o First Trust Advisors L.P.                           Present); Pastor,                                  Crossway
1001 Warrenville Road                                   College Church in                                  Books; Covenant
Suite 300                                               Wheaton (1997 to June 2002)                        Transport, Inc.
Lisle, IL 60532

Thomas R. Kadlec, Trustee        o One year term        Vice President and Chief      22 portfolios        None
D.O.B. 11/57                     o 13 months served     Financial Officer (1990
c/o First Trust Advisors L.P.                           to present), ADM
1001 Warrenville Road                                   Investor Services, Inc.
Suite 300                                               (Futures Commission
Lisle, IL 60532                                         Merchant); Registered
                                                        Representative (2000 to
                                                        present), Segerdahl &
                                                        Company, Inc., an NASD
                                                        member (Broker-Dealer)

David M. Oster, Trustee          o One year term        Trader and Market Maker,      10 portfolios        None
D.O.B. 03/64                     o 13 months served     Chicago Board Options
c/o First Trust Advisors L.P.                           Exchange (Self
1001 Warrenville Road                                   Employed-1987 to present
Suite 300                                               in options trading and
Lisle, IL 60532                                         market making)

--------------------------------------------------------------------------------
MANAGEMENT - (CONTINUED)
--------------------------------------------------------------------------------

          FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND II
                                  MAY 31, 2005

                   BOARD OF TRUSTEES AND OFFICERS (CONTINUED)

                                                                                         NUMBER OF              OTHER
                                                                                        PORTFOLIOS          TRUSTEESHIPS/
    NAME, D.O.B., ADDRESS AND     TERM OF OFFICE AND     PRINCIPAL OCCUPATION(S)      IN FUND COMPLEX       DIRECTORSHIPS
    POSITION(S) WITH THE FUND    LENGTH OF TIME SERVED     DURING PAST 5 YEARS      OVERSEEN BY TRUSTEE    HELD BY TRUSTEE
----------------------------------------------------------------------------------------------------------------------------
                                                         INTERESTED TRUSTEE
----------------------------------------------------------------------------------------------------------------------------
James A. Bowen, Trustee,         o One year Trustee     President, First Trust        22 portfolios              None
President, Chairman of the         term and indefinite  Advisors L.P. and First
Board and CEO                      officer term         Trust Portfolios L.P;
D.O.B. 09/55                     o 13 months served     Chairman of the Board,
1001 Warrenville Road                                   BondWave LLC and
Suite 300                                               Stonebridge Advisors LLC
Lisle, IL 60532

----------------------------------------------------------------------------------------------------------------------------
                                                    OFFICER(S) WHO ARE NOT TRUSTEES
----------------------------------------------------------------------------------------------------------------------------

Robert F. Carey, Vice            o Indefinite term      Senior Vice President,             N/A                   N/A
President                        o 13 months served     First Trust Advisors
D.O.B. 07/63                                            L.P. and First Trust
1001 Warrenville Road                                   Portfolios L.P
Suite 300
Lisle, IL 60532

Mark R. Bradley, Treasurer,      o Indefinite term      Chief Financial Officer,           N/A                   N/A
Controller, Chief Financial      o 13 months served     Managing Director, First
Officer, and Chief                                      Trust Advisors L.P. and
Accounting Officer                                      First Trust Portfolios
D.O.B. 11/57                                            L.P.; Chief Financial
1001 Warrenville Road                                   Officer, BondWave LLC
Suite 300                                               and Stonebridge
Lisle, IL 60532                                         Advisors LLC

W. Scott Jardine, Secretary      o Indefinite term      General Counsel, First             N/A                   N/A
and Chief Compliance             o 13 months served     Trust Advisors L.P. and
Officer                                                 First Trust Portfolios
D.O.B. 05/60                                            L.P.; Secretary,
1001 Warrenville Road                                   BondWave LLC and
Suite 300                                               Stonebridge Advisors LLC
Lisle, IL 60532

--------------------------------------------------------------------------------
MANAGEMENT - (CONTINUED)
--------------------------------------------------------------------------------

          FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND II
                                  MAY 31, 2005

                   BOARD OF TRUSTEES AND OFFICERS (CONTINUED)

                                                                                         NUMBER OF              OTHER
                                                                                        PORTFOLIOS          TRUSTEESHIPS/
    NAME, D.O.B., ADDRESS AND     TERM OF OFFICE AND     PRINCIPAL OCCUPATION(S)      IN FUND COMPLEX       DIRECTORSHIPS
    POSITION(S) WITH THE FUND    LENGTH OF TIME SERVED     DURING PAST 5 YEARS      OVERSEEN BY TRUSTEE    HELD BY TRUSTEE
----------------------------------------------------------------------------------------------------------------------------
                                             OFFICER(S) WHO ARE NOT TRUSTEES (Continued)
----------------------------------------------------------------------------------------------------------------------------
Roger F. Testin                  o Indefinite term      Senior Vice President,             N/A                   N/A
Vice President                   o 13 months served     First Trust Advisors
D.O.B. 06/66                                            L.P. (August 2001 to
1001 Warrenville Road                                   present); Analyst, Dolan
Suite 300                                               Capital Management
Lisle, IL 60532                                         (1998-2001)

Susan M. Brix                    o Indefinite term      Representative, First              N/A                   N/A
Assistant Vice President         o 13 months served     Trust Portfolios L.P.;
D.O.B. 01/60                                            Assistant Portfolio
1001 Warrenville Road                                   Manager, First Trust
Suite 300                                               Advisors L.P.
Lisle, IL 60532

Kristi A. Maher                  o Indefinite term      Assistant General                  N/A                   N/A
Assistant Secretary              o 1 year served        Counsel, First Trust
D.O.B. 12/66                                            Portfolios L.P. (March
1001 Warrenville Road                                   2004 to present);
Suite 300                                               Associate, Chapman and
Lisle, IL 60532                                         Cutler LLP (1995-2004)

------------------------

      * The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

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

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

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

ITEM 2. CODE OF ETHICS.

     (a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.


     (c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.


     (d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the registrant's board of trustees has determined that Thomas R. Kadlec is qualified to serve as an audit committee financial expert serving on its audit committee and that he is "independent," as defined by Item 3 of Form N-CSR.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.


         (a) AUDIT FEES (REGISTRANT) -- The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for such fiscal years were $14,500 from inception on May 25, 2004 to May 31, 2004 and $55,475 for the fiscal year ended May 31, 2005.

         (b) AUDIT-RELATED FEES (REGISTRANT) -- The aggregate fees billed in the Fund's last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a)
of this Item were $0 from inception on May 25, 2004 to May 31, 2004 and $8,000 for the fiscal year ended May 31, 2005. These fees were for agreed upon procedures relating to coverage requirements.

                AUDIT-RELATED FEES (INVESTMENT ADVISER) -- The aggregate fees billed in the last two fiscal years (of the Registrant) for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the adviser's registration statements and are not reported under paragraph (a) of this Item were $0 from inception on May 25, 2004 to May 31, 2004 and $20,000 for the fiscal year ended May 31, 2005. These fees were for AIMR-PPS verification services.

         (C) TAX FEES (REGISTRANT) -- The aggregate fees billed in the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant were $0 from inception on May 25, 2004 to May 31, 2004 and $4,500 for the fiscal year ended May 31, 2005. These fees were for review and signing of tax returns.

                TAX FEES (INVESTMENT ADVISER) -- The aggregate fees billed in the last two fiscal years (of the Registrant) for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the Fund's adviser were $0 from inception on May 24, 2004 to May 31, 2004 and $6,000 for the fiscal year ended May 31, 2005. These fees were for tax return preparation.

         (D) ALL OTHER FEES (REGISTRANT) -- The aggregate fees billed in the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraphs (a) through (c) of this Item were $0 from inception on May 25, 2004 to May 31, 2004 and $0 for the fiscal year ended May 31, 2005.

                ALL OTHER FEES (INVESTMENT ADVISER) -- The aggregate fees billed in the last two fiscal years (of the Registrant) for products and services provided by the principal accountant to the registrant's investment adviser, other than services reported in paragraphs (a) through (c) of this Item were $0 from inception on May 25, 2004 to May 31, 2004 and $35,000 for the fiscal year ended May 31, 2005. These fees were for tax services in connection with the development of a new fund.

      (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

         Pursuant to its charter, the Audit Committee (the "COMMITTEE") is responsible for the pre-approval of all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the Fund by its independent auditors. The Chairman of the Committee is authorized to give such pre-approvals on behalf of the Committee and shall report any such pre-approval to the full Committee.

         The Committee is also responsible for the approval of the independent auditor's engagements for non-audit services with the Fund's management (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Fund, if the engagement relates directly to the operations and financial reporting of the Fund, subject to the DE MINIMIS exceptions for non-audit services described in Rule 2-01 of Regulation S-X. If the independent auditor has provided non-audit services to the Fund's management (other than any sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Fund that were not pre-approved pursuant to the DE MINIMIS exception, the Committee will consider whether the provision of such non-audit services is compatible with the auditor's independence.

     (e)(2) The percentage of services described in each of paragraphs (b) through (d) for the registrant and the registrant's investment adviser of this Item that were approved by the audit committee pursuant to the pre-approval exceptions included in paragraph (c)(7)(i)(C) or paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X are as follows:

                (b) 0%.

                (c) 0%.

                (d) 0%.


         (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

         (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the last two fiscal years of the registrant were $0 for the registrant and the registrant's investment adviser from inception on May 25, 2004 to May 31, 2004 and $12,500 for the registrant and $61,000 for the registrant's investment adviser for the fiscal year ended May 31, 2005.


         (h) Not applicable. The audit committee pre-approved all non-audit services rendered to the Registrant's investment adviser and any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant.



ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

     (a) The registrant has a separately designated audit committee consisting of all the independent directors of the registrant. The members of the audit committee are: Thomas R. Kadlec, Niel B. Nielson, David M. Oster and Richard E. Erickson.

ITEM 6. SCHEDULE OF INVESTMENTS.

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.



ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Proxy Voting Policies are attached herewith.

                           FIRST TRUST ADVISORS, L.P.
                                FIRST TRUST FUNDS
                             PROXY VOTING GUIDELINES

         First Trust Advisors, L.P. (the "ADVISER") serves as investment adviser providing discretionary investment advisory services for several open or closed-end investment companies (the "FUNDS"). As part of these services, the Adviser has full responsibility for proxy voting and related duties. In fulfilling these duties, the Adviser and Funds have adopted the following policies and procedures:

          1. It is the Adviser's policy to seek to ensure that proxies for securities held by a Fund are voted consistently and solely in the best economic interests of the respective Fund.

          2. The Adviser shall be responsible for the oversight of a Fund's proxy voting process and shall assign a senior member of its staff to be responsible for this oversight.

          3. The Adviser has engaged the services of Institutional Shareholder Services, Inc. ("ISS") to make recommendations to the Adviser on the voting of proxies related to securities held by a Fund. ISS provides voting recommendations based on established guidelines and practices. The Adviser has adopted these ISS Proxy Voting Guidelines.

          4. The Adviser shall review the ISS recommendations and generally will vote the proxies in accordance with such recommendations. Notwithstanding the foregoing, the Adviser may not vote in accordance with the ISS recommendations if the Adviser believes that the specific ISS recommendation is not in the best interests of the respective Fund.

          5. If the Adviser manages the assets or pension fund of a company and any of the Adviser's clients hold any securities in that company, the Adviser will vote proxies relating to such company's securities in accordance with the ISS recommendations to avoid any conflict of interest. In addition, if the Adviser has actual knowledge of any other type of material conflict of interest between itself and the respective Fund with respect to the voting of a proxy, the Adviser shall vote the applicable proxy in accordance with the ISS recommendations to avoid such conflict of interest.

          6. If a Fund requests the Adviser to follow specific voting guidelines or additional guidelines, the Adviser shall review the request and follow such guidelines, unless the Adviser determines that it is unable to follow such guidelines. In such case, the Adviser shall inform the Fund that it is not able to follow the Fund's request.

          7. The Adviser may have clients in addition to the Funds which have provided the Adviser with discretionary authority to vote proxies on their behalf. In such cases, the Adviser shall follow the same policies and procedures.

Dated:  September 15, 2003

EXHIBIT B

ISS 2005 PROXY VOTING

GUIDELINES SUMMARY

The following is a condensed version of all proxy voting recommendations contained in the ISS Proxy Voting Manual.

1. OPERATIONAL ITEMS

ADJOURN MEETING

Generally vote AGAINST proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

Vote FOR proposals that relate specifically to soliciting votes for a merger or transaction for which ISS has recommended a FOR vote. Vote AGAINST proposals if the wording is too vague or if the proposal includes "other business."

AMEND QUORUM REQUIREMENTS

Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

AMEND MINOR BYLAWS

Vote FOR bylaw or charter changes that are of a housekeeping nature (updates or corrections).

CHANGE COMPANY NAME

Vote FOR proposals to change the corporate name.

CHANGE DATE, TIME, OR LOCATION OF ANNUAL MEETING

Vote FOR management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.

Vote AGAINST shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

RATIFYING AUDITORS

Vote FOR proposals to ratify auditors, unless any of the following apply:

o An auditor has a financial interest in or association with the company, and is therefore not independent

o     Fees for non-audit services are excessive, or

o There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

Vote CASE-BY-CASE on shareholder proposals asking for audit firm rotation, taking into account the tenure of the audit firm, the length of rotation specified in the proposal, any significant audit-related issues at the company, the number of Audit Committee meetings held each year, the number of financial experts serving on the committee, and whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.

TRANSACT OTHER BUSINESS

Vote AGAINST proposals to approve other business when it appears as voting item.

VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: composition of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance relative to a market index, directors' investment in the company, whether the chairman is also serving as CEO, and whether a retired CEO sits on the board. However, there are some actions by directors that should result in votes being withheld. These instances include directors who:

o Attend less than 75 percent of the board and committee meetings without a valid excuse

o     Implement or renew a dead-hand or modified dead-hand poison pill

o Adopt a poison pill without shareholder approval since the company's last annual meeting and there is no requirement to put the pill to shareholder vote within 12 months of its adoption

o Ignore a shareholder proposal that is approved by a majority of the shares outstanding

o Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years

o Failed to act on takeover offers where the majority of the shareholders tendered their shares

o Are inside directors or affiliated outsiders and sit on the audit, compensation, or nominating committees

o Are inside directors or affiliated outsiders and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees

o Are audit committee members and the non -audit fees paid to the auditor are excessive.

In addition, directors who enacted egregious corporate governance policies or failed to replace management as appropriate would be subject to recommendations to withhold votes.

o Are inside directors or affiliated outside directors and the full board is less than majority independent

o Sit on more than six public company boards, or on more than two public boards in addition to their own if they are CEOs of public companies.

o Are on the compensation committee when there is a negative correlation between chief executive pay and company performance

o Have failed to address the issue(s) that resulted in any of the directors receiving more than 50% withhold votes out of those cast at the previous board election

AGE LIMITS

Vote AGAINST shareholder or management proposals to limit the tenure of outside directors either through term limits or mandatory retirement ages.

BOARD SIZE

Vote FOR proposals seeking to fix the board size or designate a range for the board size.

Vote AGAINST proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

CLASSIFICATION/DECLASSIFICATION OF THE BOARD

Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

CUMULATIVE VOTING

Vote AGAINST proposals to eliminate cumulative voting.

Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis based on the extent that shareholders have access to the board through their own nominations.

DIRECTOR AND OFFICER INDEMNIFICATION AND LIABILITY PROTECTION

Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BYCASE basis, using Delaware law as the standard.

Vote AGAINST proposals to eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care.

Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.

Vote FOR only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if both of the following apply:

o The director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and

o     Only if the director's legal expenses would be covered.

ESTABLISH/AMEND NOMINEE QUALIFICATIONS

Vote CASE-BY-CASE on proposals that establish or amend director qualifications. Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board. Vote AGAINST shareholder proposals requiring two candidates per board seat.

FILLING VACANCIES/REMOVAL OF DIRECTORS

Vote AGAINST proposals that provide that directors may be removed only for cause.

Vote FOR proposals to restore shareholder ability to remove directors with or without cause.

Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

INDEPENDENT CHAIRMAN (SEPARATE CHAIRMAN/CEO)

Generally vote FOR shareholder proposals requiring the position of chairman be filled by an independent director unless there are compelling reasons to recommend against the proposal, such as a counterbalancing governance structure. This should include all of the following:

o Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director).

o     Two-thirds independent board

o     All-independent key committees

o     Established governance guidelines

Additionally, the company should not have under-performed its peers.

MAJORITY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF COMMITTEES

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS's definition of independence.

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

OPEN ACCESS

Vote CASE-BY-CASE on shareholder proposals asking for open access taking into account the ownership threshold specified in the proposal and the proponent's rationale for targeting the company in terms of board and director conduct.

STOCK OWNERSHIP REQUIREMENTS

Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While ISS favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

Vote CASE-BY-CASE shareholder proposals asking that the company adopt a holding or retention period for its executives (for holding stock after the vesting or exercise of equity awards), taking into account any stock ownership requirements or holding period/retention ratio already in place and the actual ownership level of executives.

TERM LIMITS

Vote AGAINST shareholder or management proposals to limit the tenure of outside directors either through term limits or mandatory retirement ages.

3. PROXY CONTESTS

VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the following factors:

o Long-term financial performance of the target company relative to its industry; management's track record

o     Background to the proxy contest

o     Qualifications of director nominees (both slates)

o Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

REIMBURSING PROXY SOLICITATION EXPENSES

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

CONFIDENTIAL VOTING

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

Vote FOR management proposals to adopt confidential voting.

4. ANTITAKEOVER DEFENSES AND VOTING RELATED ISSUES

Advance Notice Requirements for Shareholder Proposals/Nominations

Votes on advance notice proposals are determined on a CASE-BY-CASE basis, giving support to those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

AMEND BYLAWS WITHOUT SHAREHOLDER CONSENT

Vote AGAINST proposals giving the board exclusive authority to amend the bylaws.

Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

POISON PILLS

Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it.

Vote FOR shareholder proposals asking that any future pill be put to a shareholder vote.

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote FOR proposals to allow or make easier shareholder action by written consent.

SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

SUPERMAJORITY VOTE REQUIREMENTS

Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR proposals to lower supermajority vote requirements.

5. MERGERS AND CORPORATE RESTRUCTURINGS

APPRAISAL RIGHTS

Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

ASSET PURCHASES

Vote CASE-BY-CASE on asset purchase proposals, considering the following factors:

o     Purchase price

o     Fairness opinion

o     Financial and strategic benefits

o     How the deal was negotiated

o     Conflicts of interest

o     Other alternatives for the business

o     Noncompletion risk.

ASSET SALES

Votes on asset sales should be determined on a CASE-BY-CASE basis, considering the following factors:

o     Impact on the balance sheet/working capital

o     Potential elimination of diseconomies

o     Anticipated financial and operating benefits

o     Anticipated use of funds

o     Value received for the asset

o     Fairness opinion

o     How the deal was negotiated

o     Conflicts of interest.

BUNDLED PROPOSALS

Review on a CASE-BY-CASE basis bundled or "conditioned" proxy proposals.

In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items.

In instances when the joint effect of the conditioned items is not in shareholders' best interests, vote against the proposals. If the combined effect is positive, support such proposals.

CONVERSION OF SECURITIES

Votes on proposals regarding conversion of securities are determined on a CASE-BY-CASE basis. When evaluating these proposals the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

Vote FOR the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

CORPORATE REORGANIZATION/DEBT RESTRUCTURING/PREPACKAGED BANKRUPTCY PLANS/REVERSE LEVERAGED BUYOUTS/WRAP PLANS

Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a CASE-BY-CASE basis, taking into consideration the following:

o     Dilution to existing shareholders' position

o     Terms of the offer

o     Financial issues

o     Management's efforts to pursue other alternatives

o     Control issues

o     Conflicts of interest.

Vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

FORMATION OF HOLDING COMPANY

Votes on proposals regarding the formation of a holding company should be determined on a CASE-BY-CASE basis, taking into consideration the following:

o     The reasons for the change

o     Any financial or tax benefits

o     Regulatory benefits

o     Increases in capital structure

o     Changes to the articles of incorporation or bylaws of the company.

o Absent compelling financial reasons to recommend the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following:

o Increases in common or preferred stock in excess of the allowable maximum as calculated by the ISS Capital Structure model

o     Adverse changes in shareholder rights

GOING PRIVATE TRANSACTIONS (LBOS AND MINORITY SQUEEZEOUTS)

Vote going private transactions on a CASE-BY-CASE basis, taking into account the following: offer price/premium, fairness opinion, how the deal was negotiated, conflicts of interest, other alternatives/offers considered, and noncompletion risk.

JOINT VENTURES

Votes CASE-BY-CASE on proposals to form joint ventures, taking into account the following: percentage of assets/business contributed, percentage ownership, financial and strategic benefits, governance structure, conflicts of interest, other alternatives, and noncompletion risk.

LIQUIDATIONS

Votes on liquidations should be made on a CASE-BY-CASE basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

Vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.

MERGERS AND ACQUISITIONS/ ISSUANCE OF SHARES TO FACILITATE MERGER OR ACQUISITION

Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis, determining whether the transaction enhances shareholder value by giving consideration to the following:

o Prospects of the combined company, anticipated financial and operating benefits

o     Offer price

o     Fairness opinion

o     How the deal was negotiated

o     Changes in corporate governance

o     Change in the capital structure

o     Conflicts of interest.

PRIVATE PLACEMENTS/WARRANTS/CONVERTIBLE DEBENTURES

Votes on proposals regarding private placements should be determined on a CASE-BY-CASE basis. When evaluating these proposals the investor should review: dilution to existing shareholders' position, terms of the offer, financial issues, management's efforts to pursue other alternatives, control issues, and conflicts of interest.

Vote FOR the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

SPINOFFS

Votes on spinoffs should be considered on a CASE-BY-CASE basis depending on:

o     Tax and regulatory advantages

o     Planned use of the sale proceeds

o     Valuation of spinoff

o     Fairness opinion

o     Benefits to the parent company

o     Conflicts of interest

o     Managerial incentives

o     Corporate governance changes

o     Changes in the capital structure.

VALUE MAXIMIZATION PROPOSALS

Vote CASE-BY-CASE on shareholder proposals seeking to maximize shareholder value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders. These proposals should be evaluated based on the following factors: prolonged poor performance with no turnaround in sight, signs of entrenched board and management, strategic plan in place for improving value, likelihood of receiving reasonable value in a sale or dissolution, and whether company is actively exploring its strategic options, including retaining a financial advisor.

6. STATE OF INCORPORATION

CONTROL SHARE ACQUISITION PROVISIONS

Vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

Vote AGAINST proposals to amend the charter to include control share acquisition provisions.

Vote FOR proposals to restore voting rights to the control shares.

CONTROL SHARE CASHOUT PROVISIONS

Vote FOR proposals to opt out of control share cashout statutes.

DISGORGEMENT PROVISIONS

Vote FOR proposals to opt out of state disgorgement provisions.

FAIR PRICE PROVISIONS

Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

FREEZEOUT PROVISIONS

Vote FOR proposals to opt out of state freezeout provisions.

GREENMAIL

Vote FOR proposals to adopt antigreenmail charter of bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

Review on a CASE-BY-CASE basis antigreenmail proposals when they are bundled with other charter or bylaw amendments.

REINCORPORATION PROPOSALS

Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws.

Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

STAKEHOLDER PROVISIONS

Vote AGAINST proposals that ask the board to consider nonshareholder constituencies or other nonfinancial effects when evaluating a merger or business combination.

STATE ANTITAKEOVER STATUTES

Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

7. CAPITAL STRUCTURE

ADJUSTMENTS TO PAR VALUE OF COMMON STOCK

Vote FOR management proposals to reduce the par value of common stock.

COMMON STOCK AUTHORIZATION

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

DUAL-CLASS STOCK

Vote AGAINST proposals to create a new class of common stock with superior voting rights.

Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:

o It is intended for financing purposes with minimal or no dilution to current shareholders

o It is not designed to preserve the voting power of an insider or significant shareholder

ISSUE STOCK FOR USE WITH RIGHTS PLAN

Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).

PREEMPTIVE RIGHTS

Review on a CASE-BY-CASE basis shareholder proposals that seek preemptive rights. In evaluating proposals on preemptive rights, consider the size of a company, the characteristics of its shareholder base, and the liquidity of the stock.

PREFERRED STOCK

Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock).

Vote FOR proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense).

Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

RECAPITALIZATION

Votes CASE-BY-CASE on recapitalizations (reclassifications of securities), taking into account the following: more simplified capital structure, enhanced liquidity, fairness of conversion terms, impact on voting power and dividends, reasons for the reclassification, conflicts of interest, and other alternatives considered.

REVERSE STOCK SPLITS

Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.

Vote FOR management proposals to implement a reverse stock split to avoid delisting.

Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a CASE-BY-CASE basis using a model developed by ISS.

SHARE REPURCHASE PROGRAMS

Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

STOCK DISTRIBUTIONS: SPLITS AND DIVIDENDS

Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as determined using a model developed by ISS.

TRACKING STOCK

Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis, weighing the strategic value of the transaction against such factors as: adverse governance changes, excessive increases in authorized capital stock, unfair method of distribution, diminution of voting rights, adverse conversion features, negative impact on stock option plans, and other alternatives such as spinoff.

8. EXECUTIVE AND DIRECTOR COMPENSATION

Votes with respect to equity-based compensation plans should be determined on a CASE-BY-CASE basis. Our methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC's rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered along with dilution to voting power. Once ISS determines the estimated cost of the plan, we compare it to a company-specific dilution cap.

Our model determines a company-specific allowable pool of shareholder wealth that may be transferred from the company to plan participants, adjusted for:

o Long-term corporate performance (on an absolute basis and relative to a standard industry peer group and an appropriate market index),

o     Cash compensation, and

o     Categorization of the company as emerging, growth, or mature.

These adjustments are pegged to market capitalization.

Vote AGAINST plans that expressly permit the repricing of underwater stock options without shareholder approval.

Generally vote AGAINST plans in which (1) there is a disconnect between the CEO's pay and company performance (an increase in pay and a decrease in performance) and the main source of the pay increase (over half) is equity-based and (2) the CEO is the participant of the equity proposal. A decrease in performance is based on negative one- and three-year total shareholder returns. An increase in pay is based on the CEO's total direct compensation (salary, cash bonus, present value of stock options, face value of restricted stock, face value of long-term incentive plan payouts, and all other compensation) increasing over the previous year. Also may WITHHOLD votes from the Compensation Committee members.

Generally vote AGAINST plans if the company's most recent three-year burn rate exceeds one standard deviation in excess of the industry mean and is over two percent of common shares outstanding. See Table 1 for details.

TABLE 1 : PROXY SEASON 2005 BURN RATE THRESHOLDS

                                                           RUSSELL 3000                        NON-RUSSELL 3000
------------------------------------------------------------------------------------------------------------------------------
                                                                     Standard   Mean + Std              Standard    Mean + Std
GICS           GICS Dsec                                   Mean      Deviation     Dev         Mean     Deviation       Dev
------------------------------------------------------------------------------------------------------------------------------
1010           Energy                                      1.60%       1.02%       2.61%       2.59%       2.19%       4.78%
------------------------------------------------------------------------------------------------------------------------------
1510           Materials                                   1.55%       0.81%       2.36%       2.54%       1.92%       4.46%
------------------------------------------------------------------------------------------------------------------------------
2010           Capital Goods                               1.86%       1.19%       3.05%       3.23%       2.93%       6.17%
------------------------------------------------------------------------------------------------------------------------------
2020           Commercial Services & Supplies              2.87%       1.53%       4.40%       4.39%       3.68%       8.07%
------------------------------------------------------------------------------------------------------------------------------
2030           Transportation                              2.10%       1.50%       3.60%       2.44%       2.22%       4.66%
------------------------------------------------------------------------------------------------------------------------------
2510           Automobiles & Components                    2.10%       1.37%       3.48%       2.90%       2.28%       5.18%
------------------------------------------------------------------------------------------------------------------------------
2520           Consumer  Durables & Apparel                2.40%       1.51%       3.90%       3.42%       2.79%       6.21%
------------------------------------------------------------------------------------------------------------------------------
2530           Hotels  Restaurants & Leisure               2.39%       1.08%       3.48%       3.30%       2.87%       6.17%
------------------------------------------------------------------------------------------------------------------------------
2540           Media                                       2.34%       1.50%       3.84%       4.12%       2.89%       7.01%
------------------------------------------------------------------------------------------------------------------------------
2550           Retailing                                   2.89%       1.95%       4.84%       4.26%       3.50%       7.75%
------------------------------------------------------------------------------------------------------------------------------
3010 to 3030   Food & Staples Retailing                    1.98%       1.50%       3.48%       3.37%       3.32%       6.68%
------------------------------------------------------------------------------------------------------------------------------
3510           Health  Care  Equipment & Services          3.24%       1.96%       5.20%       4.55%       3.24%       7.79%
------------------------------------------------------------------------------------------------------------------------------
3520           Pharmaceuticals & Biotechnology             3.60%       1.72%       5.32%       5.77%       4.15%       9.92%
------------------------------------------------------------------------------------------------------------------------------
4010           Banks                                       1.44%       1.17%       2.61%       1.65%       1.60%       3.25%
------------------------------------------------------------------------------------------------------------------------------
4020           Diversified Financials                      3.12%       2.54%       5.66%       5.03%       3.53%       8.55%
------------------------------------------------------------------------------------------------------------------------------
4030           Insurance                                   1.45%       0.88%       2.32%       2.47%       1.77%       4.24%
------------------------------------------------------------------------------------------------------------------------------
4040           Real Estate                                 1.01%       0.89%       1.90%       1.51%       1.50%       3.01%
------------------------------------------------------------------------------------------------------------------------------
4510           Software & Services                         5.44%       3.05%       8.49%       8.08%       6.01%      14.10%
------------------------------------------------------------------------------------------------------------------------------
4520           Technology Hardware & Equipment             4.00%       2.69%       6.68%       5.87%       4.25%      10.12%
------------------------------------------------------------------------------------------------------------------------------
4530           Semiconductors & Semiconductor Equipmen     5.12%       2.86%       7.97%       6.79%       3.95%      10.74%
------------------------------------------------------------------------------------------------------------------------------
5010           Telecommunication Services                  2.56%       2.39%       4.95%       4.66%       3.90%       8.56%
------------------------------------------------------------------------------------------------------------------------------
5510           Utilities                                   0.90%       0.65%       1.55%       3.74%       4.63%       8.38%
------------------------------------------------------------------------------------------------------------------------------

A company with high three-year average burn rates may avoid triggering the burn rate policy by committing to the industry average over the next years.

However, the above general voting guidelines for pay for performance may change if the compensation committee members can demonstrate that they have improved committee performance based on additional public filing such as an DEFA 14A or 8K. The additional filing needs to present strong and compelling evidence of improved performance with new information that has not been disclosed in the original proxy statement. The reiteration of the compensation committee report will not be sufficient evidence of improved committee performance.

Evidence of improved compensation committee performance includes all of the following:

o The compensation committee has reviewed all components of the CEO's compensation, including the following:

-     Base salary, bonus, long-term incentives

- Accumulative realized and unrealized stock option and restricted stock gains

- Dollar value of perquisites and other personal benefits to the CEO and the cost to the company

- Earnings and accumulated payment obligations under the company's nonqualified deferred compensation program

- Actual projected payment obligations under the company's supplemental executive retirement plan (SERPs)

A tally sheet setting forth all the above components was prepared and reviewed affixing dollar amounts under the various payout scenarios.

o A tally sheet with all the above components should be disclosed for the following termination scenarios:

-     Payment if termination occurs within 12 months: $_____

-     Payment if "not for cause" termination occurs within 12 months: $_____

-     Payment if "change of control" termination occurs within 12 months: $_____

o The compensation committee is committed to provide additional information on the named executives' annual cash bonus program and/or long-term incentive cash plan for the current fiscal year. The compensation committee will provide full disclosure of the qualitative and quantitative performance criteria and hurdle rates used to determine the payouts of the cash program. From this disclosure, shareholders will know the minimum level of performance required for any cash bonus to be delivered as well as the maximum cash bonus payable for superior performance.

The repetition of the compensation committee report does not meet ISS' requirement of compelling and strong evidence of improved disclosure. The level of transparency and disclosure is at the highest level where shareholders can understand the mechanics of the annual cash bonus and/or long-term incentive cash plan based on the additional disclosure.

o The compensation committee is committed to grant a substantial portion of performance-based equity awards to the named executive officers. A substantial portion of performance-based awards would be at least 50 percent of the shares awarded to each of the named executive officers. Performance-based equity awards are earned or paid out based on the achievement of company performance targets. The company will disclose the details of the performance criteria (e.g., return on equity) and the hurdle rates (e.g., 15 percent) associated with the performance targets. From this disclosure, shareholders will know the minimum level of performance required for any equity grants to be made. The performance-based equity awards do not refer to non-qualified stock options(1) or performance-accelerated grants(2). Instead, performance-based equity awards are performancecontingent grants where the individual will not receive the equity grant by not meeting the target performance and vice versa.

The level of transparency and disclosure is at the highest level where shareholders can understand the mechanics of the performance-based equity awards based on the additional disclosure.

o The compensation committee has the sole authority to hire and fire outside compensation consultants. The role of the outside compensation consultant is to assist the compensation committee to analyze executive pay packages or contracts and understand the company's financial measures.

BASED ON THE ADDITIONAL DISCLOSURE OF IMPROVED PERFORMANCE OF THE COMPENSATION COMMITTEE, ISS WILL GENERALLY VOTE FOR THE COMPENSATION COMMITTEE MEMBERS UP FOR ANNUAL ELECTION AND VOTE FOR THE EMPLOYEE-BASED STOCK PLAN IF THERE IS ONE ON THE BALLOT. HOWEVER, ISS IS NOT LIKELY TO VOTE FOR THE COMPENSATION COMMITTEE MEMBERS AND/OR THE EMPLOYEE-BASED STOCK PLAN IF ISS BELIEVES THE COMPANY HAS NOT PROVIDED COMPELLING AND SUFFICIENT EVIDENCE OF TRANSPARENT ADDITIONAL DISCLOSURE OF EXECUTIVE COMPENSATION BASED ON THE ABOVE REQUIREMENTS.

DIRECTOR COMPENSATION

Votes on compensation plans for directors are determined on a CASE-BY-CASE basis, using a proprietary, quantitative model developed by ISS.

On occasion, director stock plans that set aside a relatively small of shares when combined with employee or executive stock compensation plans exceed the allowable cap. In such cases, starting proxy season 2005, ISS will supplement the analytical approach with a qualitative review of board compensation for companies, taking into consideration:

o     Director stock ownership guidelines

-     A minimum of three times the annual cash retainer.

o     Vesting schedule or mandatory holding/deferral period

-     A minimum vesting of three years for stock options or restricted stock, or

-     Deferred stock payable at the end of a three-year deferral period.

o     Mix between cash and equity

- A balanced mix of cash and equity, for example 40% cash/60% equity or 50% cash/50% equity.

- If the mix is heavier on the equity component, the vesting schedule or deferral period should be more stringent, with the lesser of five years or the term of directorship.

----------
(1) Non-qualified stock options are not performance-based awards unless the grant or the vesting of the stock options is tied to the achievement of a pre-determined and disclosed performance measure. A rising stock market will generally increase share prices of all companies, despite of the company's underlying performance.

(2) Performance-accelerated grants are awards that vest earlier based on the achievement of a specified measure. However, these grants will ultimately vest over time even without the attainment of the goal(s).

o     Retirement/Benefit and Perquisites programs

-     No retirement/benefits and perquisites provided to non-employee directors.

o     Quality of disclosure

- Provide detailed disclosure on cash and equity compensation delivered to each non-employee director for the most recent fiscal year in a table. The column headers for the table may include the following: name of each non-employee director, annual retainer, board meeting fees, committee retainer, committee-meeting fees, and equity grants.

For ISS to recommend a vote FOR director equity plans based on the above qualitative features, a company needs to demonstrate that it meets all the above qualitative features in its proxy statement.

STOCK PLANS IN LIEU OF CASH

Votes for plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a CASE-BY-CASE basis.

Vote FOR plans which provide a dollar-for-dollar cash for stock exchange.

Votes for plans which do not provide a dollar-for-dollar cash for stock exchange should be determined on a CASE-BY-CASE basis using a proprietary, quantitative model developed by ISS. In cases where the exchange is not dollar-for-dollar, the request for new or additional shares for such equity program will be considered in the quantitative model. However, the cost would be lower than full-value awards since part of the deferral compensation is in-lieu-of cash compensation.

DIRECTOR RETIREMENT PLANS

Vote AGAINST retirement plans for nonemployee directors.

Vote FOR shareholder proposals to eliminate retirement plans for nonemployee directors.

MANAGEMENT PROPOSALS SEEKING APPROVAL TO REPRICE OPTIONS

Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

o     Historic trading patterns

o     Rationale for the repricing

o     Value-for-value exchange

o     Treatment of surrendered options

o     Option vesting

o     Term of the option

o     Exercise price

o     Participation.

QUALIFIED EMPLOYEE STOCK PURCHASE PLANS

Votes on qualified employee stock purchase plans should be determined on a CASE-BY-CASE basis.

Vote FOR employee stock purchase plans where all of the following apply:

o     Purchase price is at least 85 percent of fair market value

o     Offering period is 27 months or less, and

o The number of shares allocated to the plan is ten percent or less of the outstanding shares

Vote AGAINST qualified employee stock purchase plans where any of the following apply:

o     Purchase price is less than 85 percent of fair market value, or

o     Offering period is greater than 27 months, or

o The number of shares allocated to the plan is more than ten percent of the outstanding shares

NONQUALIFIED EMPLOYEE STOCK PURCHASE PLANS

Votes on nonqualified employee stock purchase plans should be determined on a CASE-BY-CASE basis.

Vote FOR nonqualified employee stock purchase plans with all the following features:

o Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5 percent or more of beneficial ownership of the company).

o Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary.

o Company matching contribution up to 25 percent of employee's contribution, which is effectively a discount of 20 percent from market value.

o No discount on the stock price on the date of purchase since there is a company matching contribution.

Vote AGAINST nonqualified employee stock purchase plans when any of the plan features do not meet the above criteria.

INCENTIVE BONUS PLANS AND TAX DEDUCTIBILITY PROPOSALS (OBRA-RELATED COMPENSATION PROPOSALS)

Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m).

Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.

Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of Section 162(m) should be considered on a CASE-BY-CASE basis using a proprietary, quantitative model developed by ISS.

Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

EMPLOYEE STOCK OWNERSHIP PLANS (ESOPS)

Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares.)

401(K) EMPLOYEE BENEFIT PLANS

Vote FOR proposals to implement a 401(k) savings plan for employees.

SHAREHOLDER PROPOSALS REGARDING EXECUTIVE AND DIRECTOR PAY

Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

Vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.

Vote AGAINST shareholder proposals requiring director fees be paid in stock only.

Vote FOR shareholder proposals to put option repricings to a shareholder vote.

Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

OPTION EXPENSING

Generally vote FOR shareholder proposals asking the company to expense stock options, unless the company has already publicly committed to expensing options by a specific date.

PERFORMANCE-BASED AWARDS

Generally vote FOR shareholder proposals advocating the use of performance-based awards like indexed, premium-priced, and performance-vested options or performance-based shares, unless:

o The proposal is overly restrictive (e.g., it mandates that awards to all employees must be performance-based or all awards to top executives must be a particular type, such as indexed options)

o The company demonstrates that it is using a substantial portion of performance-based awards for its top executives

GOLDEN PARACHUTES AND EXECUTIVE SEVERANCE AGREEMENTS

Vote FOR shareholder proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include the following:

o     The triggering mechanism should be beyond the control of management

o The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the year in which the change of control occurs

o Change-in-control payments should be double-triggered, i.e., (1) after a change in control has taken place, and (2) termination of the executive as a result of the change in control. ISS defines change in control as a change in the company ownership structure.

PENSION PLAN INCOME ACCOUNTING

Generally vote FOR shareholder proposals to exclude pension plan income in the calculation of earnings used in determining executive bonuses/compensation.

SUPPLEMENTAL EXECUTIVE RETIREMENT PLANS (SERPS)

Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company's executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

9. SOCIAL AND ENVIRONMENTAL ISSUES

CONSUMER ISSUES AND PUBLIC SAFETY

ANIMAL RIGHTS

Vote CASE-BY-CASE on proposals to phase out the use of animals in product testing, taking into account:

o The nature of the product and the degree that animal testing is necessary or federally mandated (such as medical products),

o The availability and feasibility of alternatives to animal testing to ensure product safety, and

o     The degree that competitors are using animal-free testing.

o Generally vote FOR proposals seeking a report on the company's animal welfare standards unless:

o The company has already published a set of animal welfare standards and monitors compliance

o The company's standards are comparable to or better than those of peer firms, and

o There are no serious controversies surrounding the company's treatment of animals

DRUG PRICING

Vote CASE-BY-CASE on proposals asking the company to implement price restraints on pharmaceutical products, taking into account:

o     Whether the proposal focuses on a specific drug and region

o Whether the economic benefits of providing subsidized drugs (e.g., public goodwill) outweigh the costs in terms of reduced profits, lower R&D spending, and harm to competitiveness

o The extent that reduced prices can be offset through the company's marketing budget without affecting R&D spending

o     Whether the company already limits price increases of its products

o Whether the company already contributes life -saving pharmaceuticals to the needy and Third World countries

o     The extent that peer companies implement price restraints

GENETICALLY MODIFIED FOODS

Vote AGAINST proposals asking companies to voluntarily label genetically engineered (GE) ingredients in their products or alternatively to provide interim labeling and eventually eliminate GE ingredients due to the costs and feasibility of labeling and/or phasing out the use of GE ingredients.

Vote CASE-BY-CASE on proposals asking for a report on the feasibility of labeling products containing GE ingredients taking into account:

o The relevance of the proposal in terms of the company's business and the proportion of it affected by the resolution

o The quality of the company's disclosure on GE product labeling and related voluntary initiatives and how this disclosure compares with peer company disclosure

o Company's current disclosure on the feasibility of GE product labeling, including information on the related costs

o Any voluntary labeling initiatives undertaken or considered by the company.

Vote CASE-BY-CASE on proposals asking for the preparation of a report on the financial, legal, and environmental impact of continued use of GE ingredients/seeds.

o The relevance of the proposal in terms of the company's business and the proportion of it affected by the resolution

o The quality of the company's disclosure on risks related to GE product use and how this disclosure compares with peer company disclosure

o The percentage of revenue derived from international operations, particularly in Europe, where GE products are more regulated and consumer backlash is more pronounced.

Vote AGAINST proposals seeking a report on the health and environmental effects of genetically modified organisms (GMOs). Health studies of this sort are better undertaken by regulators and the scientific community.

Vote AGAINST proposals to completely phase out GE ingredients from the company's products or proposals asking for reports outlining the steps necessary to eliminate GE ingredients from the company's products. Such resolutions presuppose that there are proven health risks to GE ingredients (an issue better left to federal regulators) that outweigh the economic benefits derived from biotechnology.

HANDGUNS

Generally vote AGAINST requests for reports on a company's policies aimed at curtailing gun violence in the United States unless the report is confined to product safety information. Criminal misuse of firearms is beyond company control and instead falls within the purview of law enforcement agencies.

HIV/AIDS

Vote CASE-BY-CASE on requests for reports outlining the impact of the health pandemic (HIV/AIDS, malaria and tuberculosis) on the company's Sub-Saharan operations and how the company is responding to it, taking into account:

o The nature and size of the company's operations in Sub-Saharan Africa and the number of local employees

o The company's existing healthcare policies, including benefits and healthcare access for local workers

o     Company donations to healthcare providers operating in the region

Vote AGAINST proposals asking companies to establish, implement, and report on a standard of response to the HIV/AIDS, TB, and Malaria health pandemic in Africa and other developing countries, unless the company has significant operations in these markets and has failed to adopt policies and/or procedures to address these issues comparable to those of industry peers.

PREDATORY LENDING

Vote CASE-BY CASE on requests for reports on the company's procedures for preventing predatory lending, including the establishment of a board committee for oversight, taking into account:

o Whether the company has adequately disclosed mechanisms in place to prevent abusive lending practices

o Whether the company has adequately disclosed the financial risks of its subprime business

o Whether the company has been subject to violations of lending laws or serious lending controversies

o     Peer companies' policies to prevent abusive lending practices.

TOBACCO

Most tobacco-related proposals should be evaluated on a CASE-BY-CASE basis, taking into account the following factors:

Second-hand smoke:

o     Whether the company complies with all local ordinances and regulations

o The degree that voluntary restrictions beyond those mandated by law might hurt the company's competitiveness

o     The risk of any health-related liabilities. Advertising to youth:

o Whether the company complies with federal, state, and local laws on the marketing of tobacco or if it has been fined for violations

o     Whether the company has gone as far as p eers in restricting advertising

o Whether the company entered into the Master Settlement Agreement, which restricts marketing of tobacco to youth

o     Whether restrictions on marketing to youth extend to foreign countries

Cease production of tobacco-related products or avoid selling products to tobacco companies:

o     The percentage of the company's business affected

o The economic loss of eliminating the business versus any potential tobacco-related liabilities.

o     Spinoff tobacco-related businesses:

o     The percentage of the company's business affected

o     The feasibility of a spinoff

o     Potential future liabilities related to the company's tobacco business.

Stronger product warnings:

Vote AGAINST proposals seeking stronger product warnings. Such decisions are better left to public health authorities.

Investment in tobacco stocks:

Vote AGAINST proposals prohibiting investment in tobacco equities. Such decisions are better left to portfolio managers.

ENVIRONMENT AND ENERGY

ARCTIC NATIONAL WILDLIFE REFUGE

Generally vote AGAINST request for reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR) unless:

o New legislation is adopted allowing development and drilling in the ANWR region;

o     The company intends to pursue operations in the ANWR; and

o The company does not currently disclose an environmental risk report for their operations in the ANWR.

CERES PRINCIPLES

Vote CASE-BY-CASE on proposals to adopt the CERES Principles, taking into account:

o The company's current environmental disclosure beyond legal requirements, including environmental health and safety (EHS) audits and reports that may duplicate CERES

o The company's environmental performance record, including violations of federal and state regulations, level of toxic emissions, and accidental spills

o Environmentally conscious practices of peer companies, including endorsement of CERES

o     Costs of membership and implementation.

ENVIRONMENTAL-ECONOMIC RISK REPORT

Vote CASE BY CASE on proposals requesting an economic risk assessment of environmental performance considering:

o     The feasibility of financially quantifying environmental risk factors,

o The company's compliance with applicable legislation and/or regulations regarding environmental performance,

o     The costs associated with implementing improved standards,

o The potential costs associated with remediation resulting from poor environmental performance, and

o     The current level of disclosure on environmental policies and initiatives.

ENVIRONMENTAL REPORTS

Generally vote FOR requests for reports disclosing the company's environmental policies unless it already has well-documented environmental management systems that are available to the public.

GLOBAL WARMING

Generally vote FOR proposals requesting a report on greenhouse gas emissions from company operations and/or products unless this information is already publicly disclosed or such factors are not integral to the company's line of business.

Generally vote AGAINST proposals that call for reduction in greenhouse gas emissions by specified amounts or within a restrictive time frame unless the company lags industry standards and has been the subject of recent, significant fines or litigation resulting from greenhouse gas emissions.

RECYCLING

Vote CASE-BY-CASE on proposals to adopt a comprehensive recycling strategy, taking into account:

o     The nature of the company's business and the percentage affected

o     The extent that peer companies are recycling

o     The timetable prescribed by the proposal

o     The costs and methods of implementation

o Whether the company has a poor environmental track record, such as violations of federal and state regulations.

RENEWABLE ENERGY

In general, vote FOR requests for reports on the feasibility of developing renewable energy sources unless the report is duplicative of existing disclosure or irrelevant to the company's line of business.

Generally vote AGAINST proposals requesting that the company invest in renewable energy sources. Such decisions are best left to management's evaluation of the feasibility and financial impact that such programs may have on the company.

SUSTAINABILITY REPORT

Generally vote FOR proposals requesting the company to report on policies and initiatives related to social, economic, and environmental sustainability, unless:

      o The company already discloses similar information through existing reports or policies such as an Environment, Health, and Safety (EHS) report; comprehensive Code of Corporate Conduct; and/or Diversity Report; or

      o The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame.

GENERAL CORPORATE ISSUES

OUTSOURCING/ OFFSHORING

Vote CASE BY CASE on proposals calling for companies to report on the risks associated with outsourcing, considering:

      o     Risks associated with certain international markets

      o     The utility of such a report to shareholders

      o The existence of a publicly available code of corporate conduct that applies to international operations

LINK EXECUTIVE COMPENSATION TO SOCIAL PERFORMANCE

Vote CASE-BY-CASE on proposals to review ways of linking executive compensation to social factors, such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, predatory lending, and executive/employee pay disparities. Such resolutions should be evaluated in the context of:

o     The relevance of the issue to be linked to pay

o The degree that social performance is already included in the company's pay structure and disclosed

o The degree that social performance is used by peer companies in setting pay

o Violations or complaints filed against the company relating to the particular social performance measure

o Artificial limits sought by the proposal, such as freezing or capping executive pay

o     Independence of the compensation committee

o     Current company pay levels.

CHARITABLE/POLITICAL CONTRIBUTIONS

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

o The company is in compliance with laws governing corporate political activities, and

o The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and not coercive.

Vote AGAINST proposals to report or publish in newspapers the company's political contributions. Federal and state laws restrict the amount of corporate contributions and include reporting requirements.

Vote AGAINST proposals disallowing the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring contributions can put the company at a competitive disadvantage.

Vote AGAINST proposals restricting the company from making charitable contributions. Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interests of the company.

Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

LABOR STANDARDS AND HUMAN RIGHTS

CHINA PRINCIPLES

Vote AGAINST proposals to implement the China Principles unless:

o There are serious controversies surrounding the company's China operations, and

o The company does not have a code of conduct with standards similar to those promulgated by the International Labor Organization (ILO).

COUNTRY-SPECIFIC HUMAN RIGHTS REPORTS

Vote CASE-BY-CASE on requests for reports detailing the company's operations in a particular country and steps to protect human rights, based on:

o     The nature and amount of company business in that country

o     The company's workplace code of conduct

o     Proprietary and confidential information involved

o     Company compliance with U.S. regulations on investing in the country

o     Level of peer company involvement in the country.

INTERNATIONAL CODES OF CONDUCT/VENDOR STANDARDS

Vote CASE-BY-CASE on proposals to implement certain human rights standards at company facilities or those of its suppliers and to commit to outside, independent monitoring. In evaluating these proposals, the following should be considered:

o The company's current workplace code of conduct or adherence to other global standards and the degree they meet the standards promulgated by the proponent

o     Agreements with foreign suppliers to meet certain workplace standards

o     Whether company and vendor facilities are monitored and how

o     Company participation in fair labor organizations

o     Type of business

o     Proportion of business conducted overseas

o     Countries of operation with known human rights abuses

o Whether the company has been recently involved in significant labor and human rights controversies or violations

o     Peer company standards and practices

o     Union presence in company's international factories

o Generally vote FOR reports outlining vendor standards compliance unless any of the following apply:

o The company does not operate in countries with significant human rights violations

o     The company has no recent human rights controversies or violations, or

o The company already publicly discloses information on its vendor standards compliance.

MACBRIDE PRINCIPLES

Vote CASE-BY-CASE on proposals to endorse or increase activity on the MacBride Principles, taking into account:

o     Company compliance with or violations of the Fair Employment Act of 1989

o Company antidiscrimination policies that already exceed the legal requirements

o     The cost and feasibility of adopting all nine principles

o The cost of duplicating efforts to follow two sets of standards (Fair Employment and the MacBride Principles)

o     The potential for charges of reverse discrimination

o The potential that any company sales or contracts in the rest of the United Kingdom could be negatively impacted

o     The level of the company's investment in Northern Ireland

o     The number of company employees in Northern Ireland

o     The degree that industry peers have adopted the MacBride Principles

o Applicable state and municipal laws that limit contracts with companies that have not adopted the MacBride Principles.

MILITARY BUSINESS

FOREIGN MILITARY SALES/OFFSETS

Vote AGAINST reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.

LANDMINES AND CLUSTER BOMBS

Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in antipersonnel landmine production, taking into account:

o     Whether the company has in the past manufactured landmine components

o     Whether the company's peers have renounced future production

o Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in cluster bomb production, taking into account:

o     What weapons classifications the proponent views as cluster bombs

o Whether the company currently or in the past has manufactured cluster bombs or their components

o     The percentage of revenue derived from cluster bomb manufacture

o     Whether the company's peers have renounced future production

NUCLEAR WEAPONS

Vote AGAINST proposals asking a company to cease production of nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Components and delivery systems serve multiple military and non-military uses, and withdrawal from these contracts could have a negative impact on the company's business.

OPERATIONS IN NATIONS SPONSORING TERRORISM (IRAN)

Vote CASE-BY-CASE on requests for a board committee review and report outlining the company's financial and reputational risks from its operations in Iran, taking into account current disclosure on:

o The nature and purpose of the Iranian operations and the amount of business involved (direct and indirect revenues and expenses) that could be affected by political disruption

o     Compliance with U.S. sanctions and laws

SPACED-BASED WEAPONIZATION

Generally vote FOR reports on a company's involvement in spaced-based weaponization unless:

o     The information is already publicly available or

o     The disclosures sought could compromise proprietary information.

WORKPLACE DIVERSITY

BOARD DIVERSITY

Generally vote FOR reports on the company's efforts to diversify the board, unless:

o The board composition is reasonably inclusive in relation to companies of similar size and business or

o The board already reports on its nominating procedures and diversity initiatives.

Generally vote AGAINST proposals that would call for the adoption of specific committee charter language regarding diversity initiatives unless the company fails to publicly disclose existing equal opportunity or nondiscrimination policies.

Vote CASE-BY-CASE on proposals asking the company to increase the representation of women and minorities on the board, taking into account:

o     The degree of board diversity

o     Comparison with peer companies

o     Established process for improving board diversity

o     Existence of independent nominating committee

o     Use of outside search firm

o     History of EEO violations.

EQUAL EMPLOYMENT OPPORTUNITY (EEO)

Generally vote FOR reports outlining the company's affirmative action initiatives unless all of the following apply:

o     The company has well-documented equal opportunity programs

o The company already publicly reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and

o     The company has no recent EEO-related violations or litigation.

Vote AGAINST proposals seeking information on the diversity efforts of suppliers and service providers, which can pose a significant cost and administration burden on the company.

GLASS CEILING

Generally vote FOR reports outlining the company's progress towards the Glass Ceiling Commission's business recommendations, unless:

o     The composition of senior management and the board is fairly inclusive

o The company has well-documented programs addressing diversity initiatives and leadership development

o The company already issues public reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and

o The company has had no recent, significant EEO-related violations or litigation

SEXUAL ORIENTATION

Vote FOR proposals seeking to amend a company's EEO statement in order to prohibit discrimination based on sexual orientation, unless the change would result in excessive costs for the company.

Vote AGAINST proposals to ext end company benefits to or eliminate benefits from domestic partners. Benefits decisions should be left to the discretion of the company.

10. MUTUAL FUND PROXIES

ELECTION OF DIRECTORS

Vote the election of directors on a CASE-BY-CASE basis, considering the following factors: board structure; director independence and qualifications; and compensation of directors within the fund and the family of funds attendance at board and committee meetings.

Votes should be withheld from directors who:

o     attend less than 75 percent of the board and committee meetings

o     without a valid excuse for the absences. Valid reasons include illness or

o absence due to company business. Participation via telephone is acceptable.

o     In addition, if the director missed only one meeting or one day's

o     meetings, votes should not be withheld even if such absence dropped the

o     director's attendance below 75 percent.

o     ignore a shareholder proposal that is approved by a majority of shares

o     outstanding;

o     ignore a shareholder proposal that is approved by a majority of the

o     votes cast for two consecutive years;

o     are interested directors and sit on the audit or nominating committee; or

o     are interested directors and the full board serves as the audit or

o     nominating committee or the company does not have one of these

o     committees.

CONVERTING CLOSED-END FUND TO OPEN-END FUND

Vote conversion proposals on a CASE-BY-CASE basis, considering the following factors: past performance as a closed-end fund; market in which the fund invests; measures taken by the board to address the discount; and past shareholder activism, board activity, and votes on related proposals.

Proxy Contests

Votes on proxy contests should be determined on a CASE-BY-CASE basis, considering the following factors:

o     Past performance relative to its peers

o     Market in which fund invests

o     Measures taken by the board to address the issues

o     Past shareholder activism, board activity, and votes on related proposals

o     Strategy of the incumbents versus the dissidents

o     Independence of directors

o     Experience and skills of director candidates

o     Governance profile of the company

o     Evidence of management entrenchment

INVESTMENT ADVISORY AGREEMENTS

Votes on investment advisory agreements should be determined on a CASE-BY-CASE basis, considering the following factors:

o     Proposed and current fee schedules

o     Fund category/investment objective

o     Performance benchmarks

o     Share price performance as compared with peers

o     Resulting fees relative to peers

o     Assignments (where the advisor undergoes a change of control)

APPROVING NEW CLASSES OR SERIES OF SHARES

Vote FOR the establishment of new classes or series of shares.

PREFERRED STOCK PROPOSALS

Votes on the authorization for or increase in preferred shares should be determined on a CASE-BY-CASE basis, considering the following factors: stated specific financing purpose, possible dilution for common shares, and whether the shares can be used for antitakeover purposes

1940 ACT POLICIES

Votes on 1940 Act policies should be determined on a CASE-BY-CASE basis, considering the following factors: potential competitiveness; regulatory developments; current and potential returns; and current and potential risk.

Generally vote FOR these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with t he current SEC interpretation.

CHANGING A FUNDAMENTAL RESTRICTION TO A NONFUNDAMENTAL RESTRICTION

Proposals to change a fundamental restriction to a nonfundamental restriction should be evaluated on a CASE-BY- CASE basis, considering the following factors: the fund's target investments, the reasons given by the fund for the change, and the projected impact of the change on the portfolio.

CHANGE FUNDAMENTAL INVESTMENT OBJECTIVE TO NONFUNDAMENTAL

Vote AGAINST proposals to change a fund's fundamental investment objective to nonfundamental.

NAME CHANGE PROPOSALS

Votes on name change proposals should be determined on a CASE-BY-CASE basis, considering the following factors: political/economic changes in the target market, consolidation in the target market, and current asset composition

CHANGE IN FUND'S SUBCLASSIFICATION

Votes on changes in a fund's subclassification should be determined on a CASE-BY-CASE basis, considering the following factors: potential competitiveness, current and potential returns, risk of concentration, and consolidation in target industry

DISPOSITION OF ASSETS/TERMINATION/LIQUIDATION

Vote these proposals on a CASE-BY-CASE basis, considering the following factors: strategies employed to salvage the company; the fund's past performance; and terms of the liquidation.

CHANGES TO THE CHARTER DOCUMENT

Votes on changes to the charter document should be determined on a CASE-BY-CASE basis, considering the following factors:

o     The degree of change implied by the proposal

o     The efficiencies that could result

o     The state of incorporation

o     Regulatory standards and implications

Vote AGAINST any of the following changes:

o Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series

o Removal of shareholder approval requirement for amendments to the new declaration of trust

o Removal of shareholder approval requirement to amend the fund's management contract, allowing the contract to be modified by the investment manager and the trust management, as permitted by the 1940 Act

o Allow the trustees to impose other fees in addition to sales charges on investment in a fund, such as deferred sales charges and redemption fees that may be imposed upon redemption of a fund's shares

o Removal of shareholder approval requirement to engage in and terminate subadvisory arrangements

o Removal of shareholder approval requirement to change the domicile of the fund

CHANGING THE DOMICILE OF A FUND

Vote reincorporations on a CASE-BY-CASE basis, considering the following factors: regulations of both states; required fundamental policies of both states; and the increased flexibility available.

AUTHORIZING THE BOARD TO HIRE AND TERMINATE SUBADVISORS WITHOUT SHAREHOLDER APPROVAL

Vote AGAINST proposals authorizing the board to hire/terminate subadvisors without shareholder approval.

DISTRIBUTION AGREEMENTS

Vote these proposals on a CASE-BY-CASE basis, considering the following factors: fees charged to comparably sized funds with similar objectives, the proposed distributor's reputation and past performance, the competitiveness of the fund in the industry, and terms of the agreement.

MASTER-FEEDER STRUCTURE

Vote FOR the establishment of a master-feeder structure.

MERGERS

Vote merger proposals on a CASE-BY-CASE basis, considering the following factors: resulting fee structure, performance of both funds, continuity of management personnel, and changes in corporate governance and their impact on shareholder rights.

SHAREHOLDER PROPOSALS TO ESTABLISH DIRECTOR OWNERSHIP REQUIREMENT

Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While ISS favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

SHAREHOLDER PROPOSALS TO REIMBURSE SHAREHOLDER FOR EXPENSES INCURRED

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

SHAREHOLDER PROPOSALS TO TERMINATE THE INVESTMENT ADVISOR

Vote to terminate the investment advisor on a CASE-BY-CASE basis, considering the following factors: performance of the fund's NAV, the fund's history of shareholder relations, and the performance of other funds under the advisor's management.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not yet applicable.



ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not Applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).


     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

     (a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

     (a)(2)   Certifications  pursuant to Rule  30a-2(a)  under the 1940 Act and
              Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

     (a)(3)   Not applicable.

      (b)     Certifications  pursuant to Rule  30a-2(b)  under the 1940 Act and
              Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND II
            --------------------------------------------------------------------

By (Signature and Title)*  /S/ JAMES A. BOWEN
                         -------------------------------------------------------
                           James A. Bowen, Chairman of the Board, President
                           and Chief Executive Officer
                           (principal executive officer)


Date              JULY 28, 2005
    ----------------------------------------------------------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*  /S/ JAMES A. BOWEN
                         -------------------------------------------------------
                           James A. Bowen, Chairman of the Board, President
                           and Chief Executive Officer
                           (principal executive officer)


Date              JULY 28, 2005
    ----------------------------------------------------------------------------


By (Signature and Title)*  /S/ MARK R. BRADLEY
                         -------------------------------------------------------
                           Mark R. Bradley, Treasurer, Controller, Chief Financial Officer and Chief Accounting Officer (principal financial officer)

Date              JULY 28, 2005
    ----------------------------------------------------------------------------



* Print the name and title of each signing officer under his or her signature.